Registration No. 2-90810

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

                       Pre-Effective Amendment No. __  [_]

                   Post-Effective Amendment No. 24  [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                             Amendment No. 25

                        (Check appropriate box or boxes)

                              MONITREND MUTUAL FUND
               (Exact name of registrant as specified in charter)

         1299 Ocean Avenue, Suite 210
            Santa Monica, CA  90401                     90401
             (Address of Principal                   (Zip Code)
              Executive Offices)

        Registrant's Telephone Number, including Area Code (310)393-1428

                       Joseph Lloyd McAdams, Jr., Chairman
                              Monitrend Mutual Fund
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA  90401
                     (Name and address of Agent for Service)

        Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

        It is proposed that this filing will become effective (check appropriate box)

        [_]  immediately upon filing pursuant to paragraph (b)
        [_]  on (date) pursuant to paragraph (b)
        [_]  60 days after filing pursuant to paragraph (a)(1)
        [_]  on (date) pursuant to paragraph (a)(2) of rule 485
        [X]  75 days after filing pursuant to paragraph (a)(2)
        [_]  on (date) pursuant to paragraph (a)(2) of rule 485

        If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

        Registrant has previously registered an indefinite number of its shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 Notice for the fiscal year ended November 30, 1995 on January 29, 1996.

                           MONTEREY MUTUAL FUND

                              CROSS REFERENCE SHEET

             (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and of Form N-1A.)

                                      Caption or Subheading in Prospectus
        Item No. on Form N-1A         or Statement of Additional Information

   Part A - INFORMATION REQUIRED IN PROSPECTUS

   1.   Cover Page                    Cover Page

   2.   Synopsis                      Fee Table; Summary

   3.   Condensed Financial           Financial Highlights;
                                      Performance Information

   4.   General Description           Summary; Investment Objectives
        of Registrant                 and Policies of the Monterey Mutual
                                      Funds; Investment Practices and Risks;
                                      Principal Investment Restrictions

   5.   Management of the             Management; Per Share Income and
        Fund                          Capital Changes; General Information

   5A.  Management's Discussion       Included in Annual Report to
        Shareholders
        of Fund Performance

   6.   Capital Stock and             Dividends and Tax Status; General
        Other Securities              Information

   7.   Purchase of Securities        How to Purchase Shares
        Being Offered

   8.   Redemption or                 How to Redeem Shares
        Repurchase

   9.   Legal Proceedings             *

   PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

   10.  Cover Page                    Cover Page

   11.  Table of Contents             Table of Contents

   12.  General Information and       Investment Objectives and Policies
        History

   13.  Investment Objectives         Investment Objectives and Policies;
        and Policies                  Appendix

   14.  Management of the Fund        Management

   15.  Control Persons and           Management
        Principal Holders
        of Securities

   16.  Investment Advisory and       Management; General
        Other Services

   17.  Brokerage Allocation and      Management
        Other Practices

   18.  Capital Stock and             Included in Prospectus under
        Other Securities              "General Information"; General

   19.  Purchase, Redemption          Included in Prospectus under
        and Pricing of Securities     "How to Purchase Shares"; and
        Being Offered                 "How to Redeem Shares"; Net

                                      Asset Value; Shareholder Services

   20.  Tax Status                    Included in Prospectus under "Dividends
                                      and Tax Status"; Shareholder Services

   21.  Underwriters                  General

   22.  Calculations of Per-          Calculation of Performance Data
        formance Data

   23.  Financial Statements          Financial Statements

   *         Answer negative or inapplicable

                                    MONTEREY
                                  MUTUAL FUND

                                   PROSPECTUS
                                 MARCH __, 1997

                                   PROSPECTUS

                                    MONTEREY
                                  MUTUAL FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus provides you with the basic information you should know before investing in any Fund. You should read it and keep it for future reference. A Statement of Additional Information dated March ___, 1997 containing additional information about the Trust and the Funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by calling the Trust's Distributor at (800) 251-1970 or by writing to the Distributor at 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.


Monterey Mutual Fund (the "Trust") is an open-end investment company having eight separate portfolios (the "Funds"), each of which is a separate mutual fund having its own objective or objectives, assets, liabilities and net asset value per share. The eight Funds are: (1) the Monterey PIA Short-Term Government Securities Fund (the "SHORT-TERM GOVERNMENT FUND") whose objective is to provide investors a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Monterey Camborne Government Income Series (the GOVERNMENT INCOME FUND" OR "GOVERNMENT FUND"), whose objectives are growth of capital, whether over the short or long-term, income and "preservation of capital; (3) the Monterey Orrell Gold Fund (the "GOLD FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals; (4) the Monterey PIA Growth Fund (the "GROWTH FUND"), whose objective is long-term growth of capital; (5) the Monterey Murphy New World Biotechnology Fund (the "BIOTECHNOLOGY FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in biotechnology; (6) the Monterey Murphy New World Technology Fund (the "TECHNOLOGY FUND"), whose objective is long-term growth of capital through investing primarily in equity securities of companies that its investment adviser believes can produce products or services that provide or benefit from advances in technology; (7) the Monterey Murphy New World Technology Convertibles Fund (the "CONVERTIBLES FUND"), whose objective is to maximize total return through a combination of capital appreciation and income; and (8) the Monterey PIAGlobal Bond Fund (the "GLOBAL BOND FUND"), whose objective is to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. There is no assurance that any Fund will attain its objective or objectives.

Not all portfolios of the Trust may be available in your state.


The date of this Prospectus is March __, 1997.


                                   FEE TABLE
                                              SHORT-TERM                                                                     GLOBAL
                                             GOVERNMENT   GOVERNMENT  GOLD     GROWTH  BIOTECHNOLOGY   TECHNOLOGY CONVERTIBLES BOND
                                                FUND         FUND     FUND      FUND        FUND          FUND         FUND    FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
   (as a percentage of offering price)          None        4.50%     4.50%     4.50%       None          None         None    None
Maximum Sales Load Imposed
  on Reinvested Dividends                       None         None     None      None        None          None         None    None
Deferred Sales Load                             None         None     None      None        None          None         None    None
Redemption Fees                                 None         None     None      None        None          None         None    None
Exchange Fee                                    None         None     None      None        None          None         None    None

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                0.20%        0.40%     1.00%     1.00%      1.00%         1.00%        0.63%   0.40%
12b-1 Fees                                     0.05%        0.10%     0.99%     0.99%      0.25%         0.25%        0.25%    None
Other Expenses (after expense reimbursement)   0.05%        0.60%     0.45%     0.45%      1.19%         1.19%        1.56%   0.11%
                                               ------       ------   ------    ------      ------        ------       ------  -----
Total Fund Operating Expenses
  (after expense reimbursement)                0.30%        1.10%     2.44%     2.44%      2.44%         2.44%        2.44%   0.51%



EXAMPLE                                        1 YEAR  3 YEARS  5 YEARS 10 YEARS
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

    Short-Term Government Fund                  $ 3     $ 10     $ 17     $ 31
    Convertibles Fund, Growth Fund, Gold Fund,  $69     $118     $169     $310
      Technology Fund or Biotechnology Fund
    Government Fund                             $56     $ 78     $103     $173
    Global Bond Fund                            $ 5     $ 16     $ 29     $ 64



The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. For a more complete description of the various costs and expenses, see "Management" and "How to Purchase Shares."The Annual Fund Operating Expenses for the Government Fund, Gold Fund and Growth Fund are based on actual expenses incurred for the fiscal year ended November 30, 1996. The Annual Fund Operating Expenses for the Short-Term Government Fund, Biotechnology Fund, Technology Fund and Convertibles Fund have been restated to reflect their current fees and expense reimbursement commitments. The Annual Fund Operating Expenses for the Global Bond Fund are estimated. If each Fund (other than the Global Bond Fund) had not been reimbursed for excess operating expenses, the total operating expenses during the last fiscal year of the Convertibles Fund, the Government Fund, the Gold Fund, the Growth Fund, the Technology Fund, the Biotechnology Fund and the Short-Term Government Fund would have been ___%, ___%, ____%, ____%, ____%, ____% and ____%, respectively. Absent reimbursement, the total operating expenses for the fiscal year ending November 30, 1997 of the Global Bond Fund are estimated to be 1.25%. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Long-term investors (other than investors in the Global Bond Fund) may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

SUMMARY


What are the Funds? SHORT-TERM GOVERNMENT FUND -- The Short-Term Government Fund seeks to provide investors with a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate U.S. Government securities. Under normal circumstances at least 65% of the Short-Term Government Fund's total assets will consist of short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than three years. The Short-Term Government Fund will maintain a maximum duration of three years and a target duration in a range of six-months to two-years. See "Investment Objectives and Policies of the Monterey Mutual Funds."


 GOVERNMENT INCOME FUND -- The Government Income Fund invests at least 65% of its total assets in securities of any maturity which are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities, including U.S. Government-sponsored corporations ("U.S. Government securities"). The average portfolio maturity of the Government Income Fund will depend on the analysis of Pacific Income Advisers, Inc. ("PIA"), the Government Income Fund's investment adviser, as to the shape of the yield curve and the relationship between expected and actual yield curves of government and non-government securities. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  GOLD FUND -- The Gold Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of domestic and foreign companies engaged in exploration, refinement, development, manufacture, production or marketing of gold and other precious metals products. Under normal circumstances, the Gold Fund's assets will be invested primarily in equity securities of such companies whose activities are related to gold. Securities of these companies have been subject to substantial price fluctuations and are affected by various economic factors that normally do not affect other investments, which in turn may subject the value of the Gold Fund's shares to greater fluctuation. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  GROWTH FUND -- The Growth Fund seeks to achieve long-term growth of capital principally by investing in common stocks of issuers that PIA, the Growth Fund's investment adviser, anticipates will have both sales and earnings which grow at a higher than average rate per year. Typically the companies in which the Growth Fund invests will be well-financed issuers with proven records of profitability, although such companies may not be the largest and best known companies in their industry groups. Investing for capital growth involves possible risks as well as possible rewards. Since the major portion of the Growth Fund's portfolio will normally consist of common stocks, its net asset value may be subject to greater fluctuations than a portfolio containing a substantial amount of fixed income securities. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  BIOTECHNOLOGY FUND -- The Biotechnology Fund seeks to achieve long-term growth of capital through investing primarily in equity securities of companies that its investment adviser, Murphy Asset Management, Inc. ("Murphy"), believes can produce products or services that provide or benefit from advances in biotechnology. The term "biotechnology" includes drug development, production and distribution; agricultural and industrial biotechnology; genetic sequencing and mapping; drug delivery; biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences. Securities of companies in the Biotechnology sector may be considered speculative, in particular, because of their unpredictable earnings. As a consequence, securities of companies in the Biotechnology sector generally exhibit greater volatility than the overall market. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  TECHNOLOGY FUND -- The Technology Fund seeks to achieve long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in technology. Murphy interprets the term "technology" broadly to include semiconductors and electronic components, computers, computer services, computer peripherals and software, communications, multimedia, instruments, office automation, factory automation, robotics, consumer electronics, electronic games, cable television, pharmaceuticals, biotechnology, medical devices, superconductivity, specialty materials, alternative energy and other advances resulting from research and development programs. Competitive pressures may have a significant effect on the financial condition of companies in the technology sectors. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  CONVERTIBLES FUND -- The Convertibles Fund seeks to maximize total return through a combination of capital appreciation and income. The Convertibles Fund under normal circumstances invests at least 65% of its assets in convertible securities of issuers which Murphy believes can produce products or services that provide or benefit from advances in technology. The Convertibles Fund may invest in lower quality, high risk, high yielding debt securities, commonly referred to as "junk bonds." These securities are more risky than higher rated debt securities. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  GLOBAL BOND FUND -- The Global Bond Fund seeks to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. (The Global Bond Fund considers a "bond" to mean any debt instrument other than a money market debt instrument.) The Global Bond Fund provides an investment vehicle in which investors may participate in the international bond markets. Because the Global Bond Fund will invest in securities denominated in foreign currencies, exchange rates may have a significant impact on the performance of the Global Bond Fund. See "Investment Objectives and Policies of the Monterey Mutual Funds."


  Are there investment risks? Investing in the Funds involves certain risks. Certain of the Funds invest in foreign securities. See "Investment Practices and Risks -- Foreign Securities." Each of the Funds may invest in derivatives. See "Investment Practices and Risks -- Hedging Instruments." The Convertibles Fund may invest in junk bonds. See "Investment Objectives and Policies of the Monterey Mutual Funds." The Gold Fund, the Growth Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund are non-diversified. See "Principal Investment Restrictions." Certain of the Funds invest in Mortgage-Backed Securities. See "Investment Practices and Risks -- Principal Investment Risks." The Gold Fund and the Biotechnology Fund concentrate their investments. See "Principal Investment Restrictions." The Short-Term Government Fund, Biotechnology Fund, Technology Fund, Convertibles Fund and Global Bond Fund may engage in leverage. See "Investment Practices and Risks -- Borrowing." See also "Investment Practices and Risks -- Principal Investment Risks."


  Who provides professional management? The assets of the Government Fund, the Growth Fund, the Short-Term Government Fund and the Global Bond Fund are managed by Pacific Income Advisers, Inc. ("PIA"). PIA is assisted in the management of the Government Fund by Camborne Advisors, Inc. ("Camborne"), which serves as Sub-Adviser to the Government Fund. The assets of the Technology Fund, the Biotechnology Fund and the Convertibles Fund are managed by Murphy Investment Management ("Murphy"). The assets of the Gold Fund are managed by Orrell & Company, Inc. ("Orrell"). The Short-Term Government Fund pays PIA a monthly fee at the annual rate of 0.20% of its daily net assets. The Government Fund pays PIA a monthly fee at the annual rate of 0.40% of its daily net assets. PIA pays Camborne a monthly fee at the annual rate of 0.20% of the Government Fund's daily net assets. The Global Bond Fund pays PIA a monthly fee at the annual rate of 0.40% of its daily net assets. The Growth Fund pays PIA a monthly fee at the annual rate of 1.0% of its daily net assets. The Biotechnology Fund pays Murphy a monthly fee at the annual rate of 1.00% of its daily net assets. The Technology Fund pays the Adviser a monthly fee at the annual rate of 1.0% of its daily net assets. The Convertibles Fund pays Murphy a monthly fee at the annual rate of 0.625% of its daily net assets. The Gold Fund pays Orrell a monthly fee at the annual rate of l% of its daily net assets. With the exception of the Government Fund, the Biotechnology Fund, the Technology Fund, the Short-Term Government Fund and the Global Bond Fund, the fees payable by the Funds are reduced at various asset levels for each Fund. American Data Services, Inc. provides each Fund with administrative and fund accounting services, for a monthly fee at the annual rate of 0.10% of each Fund's daily net assets, subject to a minimum monthly fee of approximately $1,072 per Fund. See "Management."


  How can you invest in a Fund? You can buy a Fund's shares through the Distributor, Syndicated Capital, Inc. or dealers who have sales agreements with the Distributor at their net asset value plus, in the case of the Gold Fund, the Government Fund and the Growth Fund, a sales charge. The maximum sales charge for the Gold Fund, the Government Fund and the Growth Fund is 4.50% of the offering price; this is equal to about 4.71% of the amount invested. The minimum initial order is $1,000, except for qualified retirement plans and accounts which establish pre-authorized check plans, for which the minimum initial order is $100. The Distributor can change these minimums at any time. Each Fund (other than the Global Bond Fund) also reimburses the Distributor for distribution expenses and for fees paid to certain other organizations, pursuant to the Distribution Plan, of up to 0.99% of the daily net assets of the Gold Fund and the Growth Fund, of up to 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund and the Convertibles Fund, of up to 0.10% of the daily net assets of the Government Fund and 0.05% of the daily net assets of the Short-Term Government Fund. See "How to Purchase Shares."


  How can you redeem your shares? You can sell back (redeem) your shares at their net asset value. This will change with the changing value of the portfolio securities of the Fund whose shares are being redeemed.

  If the balance in your account (unless it is a qualified retirement plan) falls below $500, the Trust may redeem the remaining shares and close the account in certain circumstances. See "How to Redeem Shares."

  What is the value of a share? The value of one of a Fund's shares is its net asset value. This is simply that Fund's net assets divided by the number of its shares outstanding. Net assets is the value of securities and other assets less that Fund's liabilities. See "Net Asset Value."

  What is the tax status of the Funds? The Trust intends for each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends and Tax Status."


FINANCIAL HIGHLIGHTS (for a share outstanding throughout the period)
The financial highlights for each of the Funds should be read in conjunction with the Funds' audited financial statements and the notes thereto which appear in the Funds' Annual Report to Shareholders. Further information about the performance of the Funds also is contained in the Funds' Annual Report to Shareholders, copies of which may be obtained without charge upon request. (Prior to February 1, 1995, the Monitrend Investment Management, Inc. was the investment adviser to the Convertibles Fund and the investment objective of the Convertibles Fund was long-term total return from dividends and realized and unrealized capital gains from stocks and options which exceeds that of the Standard & Poor's 100 Index ("Index") through investing in a portfolio of common stocks which approximately parallels the composition of the Index and by engaging in various portfolio strategies involving the liquidation of the portfolio or the use of options and futures contracts to hedge protectively against adverse changes in stock market values. Between February 1, 1995 and January __ 1997, MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and invested primarily in common stocks included in the S&P 500 Index. Prior to November 1, 1992, Monitrend Investment Management, Inc. was the investment adviser to the Government Fund. Prior to December 13, 1996, Monitrend Investment Management, Inc. was investment adviser to the Gold Fund except during the period between February 1, 1991 and August 17, 1994 when the investment adviser to the Gold Fund was Kensington Capital Management, Inc. Prior to December 13, 1996, Monitrend Investment Management, Inc. was investment adviser to the Technology Fund and the Growth Fund and prior to December 20, 1996, Monitrend Investment Management, Inc. was investment adviser to the Biotechnology Fund. Prior to March __, 1996 the investment objective of the Biotechnology Fund was long-term growth of capital through investing primarily in equity securities of companies engaged in activities relating to the gaming and leisure industry. The Global Bond Fund commenced operations on March __, 1997.

                                               YEARS ENDED   APRIL 22, 1994*<F1>
                                               NOVEMBER 30,        THROUGH
                                             ---------------
                                             1996      1995   NOVEMBER 30, 1994
                                             -----     -----  -----------------
SHORT-TERM GOVERNMENT SERIES:
Net asset value, beginning of period                   $9.98           $10.00
                                            ------    ------           ------
Income from investment operations
---------------------------------
Net investment income                                   0.57             0.27
Net realized and unrealized gain on
 investments                                            0.14           (0.02)
                                            ------    ------           ------
Total from investment operations                        0.71             0.25
                                            ------    ------           ------
Less distributions
------------------
Dividends from net investment income                  (0.57)           (0.27)
                                            ------    ------           ------
Total distributions                                   (0.57)           (0.27)
                                            ------    ------           ------
Net asset value, end of period                        $10.12            $9.98
                                            ======    ======           ======

Total return+<F3>                                      7.50%           2.50%#
------------                                                             <F2>

Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)                3,405            2,041
Ratio of expenses to average net assets +<F4>          0.45%           0.44%#
Ratio of net investment income (loss)                                    <F2>
  to average net assets +<F4>                          5.71%           4.68%#
                                                                         <F2>
Portfolio turnover rate ***<F5>                         164%             210%

                                                              YEARS ENDED NOVEMBER 30,
                                       -------------------------------------------------------------------------
                                         1996   1995    1994   1993    1992   1991    1990   1989    1988   1987
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
GOVERNMENT INCOME SERIES:
Net asset value,
beginning of period                           $12.76  $14.16 $13.13  $13.90 $13.53  $14.35 $13.95  $14.66 $15.02
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Income from investment operations
---------------------------------
Net investment income                           0.81    0.87   0.72    0.56   0.77    0.81   1.00    0.76   0.82
Net realized and unrealized gain (loss)
on investments                                  1.12  (1.39)   1.08  (0.68)   0.32  (0.59)   0.22  (0.55) (0.63)
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Total from investment operations                1.93  (0.52)   1.80  (0.12)   1.09    0.22   1.22    0.21   0.19
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Less distributions
------------------
Dividends to shareholders from net
investment income                             (0.81)  (0.88) (0.77)  (0.65) (0.72)  (1.04) (0.82)  (0.92) (0.55)
                                       ------ ------  ------ ------  ------ ------  ------ ------  ------ ------
Net asset value, end of period                $13.88  $12.76 $14.16  $13.13 $13.90  $13.53 $14.35  $13.95 $14.66
                                       ====== ======  ====== ======  ====== ======  ====== ======  ====== ======
Total return                                  15.56% (3.75%) 13.96% (0.93%)  8.28%   1.76%  9.06%   1.52%  1.27%
------------
Ratios/supplemental data
------------------------
Net assets, end of
 period (000 omitted)                            947     882  1,280   1,894  3,050   3,641  2,806   3,830  2,969
Ratio of expenses to
 average net assets +<F4>                      1.10%   1.10%  1.10%   2.17%  2.50%   2.50%  2.50%   2.50%  2.17%
Ratio of net investment income to
 average net assets +<F4>                      6.04%   6.47%  5.14%   4.32%  5.60%   5.97%  7.02%   5.31%  5.78%
Portfolio turnover rate ***<F5>                  91%     66%   118%    159%     0%    543%   237%    242%   145%


                                                                                                                      FEBRUARY 5,
                                                                                                                          1988*<F1>
                                                                                                                        THROUGH
                                                                   YEARS ENDED NOVEMBER 30,                          NOVEMBER 30,
                                         ----------------------------------------------------------------------------
                                           1996    1995**<F7>  1994      1993      1992      1991      1990      1989      1988
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
GOLD SERIES:
Net asset value, beginning of period                $5.87    $11.94     $9.84    $14.49    $15.65    $19.22    $16.60    $18.00
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment operations
---------------------------------
Net investment income (loss)                       (0.09)    (0.15)    (0.09)      0.01      0.00      0.29      0.48      0.10
Net realized and unrealized gain
  (loss) on investments                              0.13    (5.92)      2.20    (4.66)    (0.76)    (3.46)      2.28    (1.50)
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment operations                     0.04    (6.07)      2.11    (4.65)    (0.76)    (3.17)      2.76    (1.40)
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions
------------------
Dividends to shareholders from
  net investment income                              0.00      0.00    (0.01)      0.00    (0.40)    (0.40)    (0.14)      0.00
                                         ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of period                      $5.91     $5.87    $11.94     $9.84    $14.49    $15.65    $19.22    $16.60
                                         ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return                                        0.68%  (50.84%)    21.47%  (32.09%)   (5.00%)  (16.79%)    16.78%   (7.78%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)               421     1,274     3,147     2,493     1,938     1,939     2,482     1,708
Ratio of expenses to average net assets +<F4>       2.44%     2.45%     2.43%     2.45%     2.50%     2.50%     2.50%    2.50%#<F2>
Ratio of net investment income (loss)
  to average net assets +<F4>                     (1.57%)   (1.26%)   (0.84%)     0.06%   (0.03%)     1.61%     3.37%    1.16%#<F2>
Portfolio turnover rate ***<F5>                       16%      229%      969%      626%      131%      256%        7%      163%


                                                                                   APRIL 1, 1992*<F1>
                                               YEARS ENDED NOVEMBER 30                    THROUGH
                                          ------------------------------------
                                           1996    1995**<F7>  1994      1993   NOVEMBER 30, 1992
                                         ------    ------    ------    ------  ------------------
GROWTH SERIES:
Net asset value, beginning of period               $11.12    $13.35    $13.59              $12.00
                                         ------    ------    ------    ------             -------
Income from investment operations
---------------------------------
Net investment loss                                (0.24)    (0.52)    (0.20)              (0.04)
Net realized and unrealized gain
  (loss) on investments                              4.48    (1.71)    (0.04)                1.63
                                         ------    ------    ------    ------             -------
Total from investment operations                     4.24    (2.23)    (0.24)                1.59
                                         ------    ------    ------    ------             -------
Net asset value, end of period                     $15.36    $11.12    $13.35              $13.59
                                        =======   =======   =======   =======             =======
Total return                                       38.13%  (16.70%)   (1.77%)              13.25%
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)               526       610     1,261                 557
Ratio of expenses to average net assets +<F4>       2.44%     2.44%     2.44%              2.44%#<F2>
Ratio of net investment income
  (loss) to average net assets +<F4>              (2.21%)   (2.22%)   (2.02%)            (1.31%)#<F2>
Portfolio turnover rate ***<F5>                       24%       27%       26%                  3%


                                                             OCTOBER 21, 1993*<F1>
                                    YEARS ENDED NOVEMBER 30,           THROUGH
                                       ---------------------
                                         1996 1995**<F7>1994 NOVEMBER 30, 1993
                                       ------ ------  ------ -----------------
BIOTECHNOLOGY SERIES:
Net asset value, beginning of period           $6.12   $7.99             $8.00
                                       ------ ------  ------            ------
Income from investment operations
---------------------------------
Net investment loss                           (0.15)  (0.08)            (0.01)
Net realized and unrealized gain
  (loss) on investments                         0.77  (1.79)              0.00
                                       ------ ------  ------            ------
Total from investment operations                0.62  (1.87)              0.01
                                       ------ ------  ------            ------
Net asset value, end of period                 $6.74   $6.12             $7.99
                                       ====== ======  ======            ======
Total return+<F3>                             10.13%(23.40%)           (0.13%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)          400     824               634
Ratio of expenses to average net assets +<F4>  2.89%   2.89%            2.70%#<F2>
Ratio of net investment income (loss)
  to average net assets +<F4>                (2.18%) (1.18%)          (2.03%)#<F2>
Portfolio turnover rate ***<F5>                  37%     27%                 0


                                                             NOVEMBER 9, 1993*<F1>
                                    YEARS ENDED NOVEMBER 30,           THROUGH
                                       ---------------------
                                         1996 1995**<F7>1994 NOVEMBER 30, 1993
                                       ------ ------  ------ -----------------
TECHNOLOGY SERIES:
Net asset value, beginning of period          $14.35  $14.82            $15.00
                                       ------ ------  ------            ------
Income from investment operations
---------------------------------
Net investment loss                           (0.32)  (0.18)            (0.01)
Net realized and unrealized gain
  (loss) on investments                         4.19  (0.29)            (0.17)
                                       ------ ------  ------            ------
Total from investment operations                3.87  (0.47)            (0.18)
                                       ------ ------  ------            ------
Less distributions
------------------
Dividends to shareholders from
  capital gains                               (0.41)    0.00              0.00
                                       ------ ------  ------            ------
Net asset value, end of period                $17.81  $14.35            $14.82
                                       ====== ======  ======            ======
Total return+<F3>                             26.95% (3.17%)           (1.20%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)          281     283                38
Ratio of expenses to average net assets +<F4>  2.44%   2.44%            1.70%#<F2>
Ratio of net investment income to
  average net assets +<F4>                   (1.97%) (1.79%)          (1.63%)#<F2>
Portfolio turnover rate ***<F5>                  41%     29%                 0



                                                                                                                  FEBRUARY 5,
                                                                                                                        1988*<F1>
                                                                                                                      THROUGH
                                                       YEARS ENDED NOVEMBER 30,                                  NOVEMBER 30,
                                          ----------------------------------------------------------
                                           1996    1995   1994    1993   1992    1991   1990    1989                     1988
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
CONVERTIBLES SERIES:
Net asset value, beginning of period             $16.67 $17.20  $18.53 $19.20  $18.46 $19.00  $16.59                   $18.00
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Income from investment operations
---------------------------------
Net investment income                              0.02   0.09    0.07   0.16    0.14  0.23&    0.04                     0.15
Net realized and unrealized gain
(loss) on investments                              4.82 (0.58)  (1.22) (0.67)    0.82 (0.68)    2.48                   (1.56)
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Total from investment operations                   4.84 (0.49)  (1.15) (0.51)    0.96 (0.45)    2.52                   (1.41)
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Less distributions
------------------
Dividends to shareholders from net
investment income                                (0.09) (0.04)  (0.18) (0.16)  (0.22) (0.09)  (0.11)                     0.00
                                          -----   -----  -----   -----  -----   -----  -----   -----                   ------
Net asset value, end of period                   $21.42 $16.67  $17.20 $18.53  $19.20 $18.46  $19.00                   $16.59
                                         ======  ====== ======  ====== ======  ====== ======  ======                  =======
Total return+<F3>                                29.19%(2.86%) (6.26%)(2.68%)   5.26%(2.38%)  15.28%                  (7.83%)
------------
Ratios/supplemental data
------------------------
Net assets, end of period (000 omitted)           1,377  1,573   2,538  6,149  12,667  7,145   2,379                      372
Ratio of expenses to average net assets +<F4>     2.44%  2.44%   2.44%  2.44%   2.50% 2.51%&   2.50%                   2.50%#<F2>
Ratio of net investment income to                                                        <F6>
average net assets +<F4>                          0.10%  0.46%   0.21%  0.57%   0.90%  2.02%   1.98%                   1.54%#<F2>
Portfolio turnover rate ***<F5>                    152%     0%   1.59%  4.52%  13.30%110.00%  32.00%                  291.00%


NOTES TO FINANCIAL HIGHLIGHTS
*<F1>Commencement of Operations.
#<F2>Annualized.
+<F3>Total return does not reflect sales loads charged by the Funds and is not annualized for periods less than one year.
+<F4>Net of expense reimbursement. If the expense reimbursement had not been in effect, the ratio of expenses to average net assets for the periods illustrated for each Fund would have been as follows: for the Government Fund, ___%, 5.73%, 5.52%, 3.66%, 3.86%, 3.53%, 3.60%, 4.13%, 4.62%, and 4.03%, respectively;
for the Gold Fund, ___%, 12.52%, 5.58%, 4.55%, 4.71%, 4.48%, 4.48%, 5.19% and
5.06%, respectively; for the Growth Fund, ___%, 11.44%, 8.52%, 6.44% and
12.12%, respectively; for the Technology Fund, ___%, 18.74%, 11.19% and 30.48%, respectively; for the Biotechnology Fund, ___%, 9.96%, 6.40% and 5.19%, respectively, for the Convertibles Fund, ___%, 6.08%, 5.46%, 4.39%, 3.46%, 3.85%, 3.94%, 13.72% and 16.13%, respectively; and for the Short-Term Government Fund, ___%, 2.01%, 3.46%.
***<F5>An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year.
&<F6>On a per share basis, includes taxes of $.01 and 0.01% expenses of average net assets.
**<F7>Based on average shares outstanding.


INVESTMENT OBJECTIVES AND POLICIES OF THE MONTEREY MUTUAL FUNDS

                         PIA SHORT-TERM GOVERNMENT FUND


THE OBJECTIVE AND BASIC PORTFOLIO OF THE SHORT-TERM GOVERNMENT FUND (FORMERLY ADJUSTABLE RATE FUND)


The Short-Term Government Fund's objective is to provide investors with a high level of current income, consistent with low volatility of principal through investing in short term, adjustable rate and floating rate U.S. Government securities. Under normal circumstances at least 65% of the Short-Term Government Fund's portfolio will consist of short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than three (3) years.


 The Short-Term Government Fund's portfolio will have a maximum duration of three (3) years. Under normal interest rate conditions, the Short-Term Government Fund's actual duration is expected to be in a range of six-months to two-years. The Short-Term Government Fund's duration is a measure of the price sensitivity of the portfolio, including expected cash flow and mortgage prepayments for mortgage pass through securities, under a wide range of interest rate scenarios. Maturity measures only the time until final payment is due on a bond or other debt security; it does not take into account the pattern of a security's cash flows over time, including how cash flow is affected by prepayments and by changes in interest rates. In computing the duration of its portfolio, the Short-Term Government Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as option-adjusted duration. The Short-Term Government Fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio including the acquisition of debt obligations at a premium or discount or the purchase or sale of futures contracts on debt securities or put and call options on debt securities and futures contracts on debt securities. See "Other Investments and Practices."


 When interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields of portfolio securities representing interests in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such a portfolio to fluctuate less dramatically in response to interest rate fluctuations than would a portfolio of fixed rate obligations. PIA expects the Short-Term Government Fund's net asset value to be relatively stable during normal market conditions since the Short-Term Government Fund's portfolio will consist primarily of short term U.S. government securities, floating rate U.S. government securities and adjustable rate Mortgage-Backed Securities (as hereinafter defined below) and since it will maintain a maximum duration of three (3) years and utilize certain interest rate hedging techniques. However, a sudden and extreme increase in prevailing interest rates may cause a significant decline in the Short-Term Government Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Short-Term Government Fund's net asset value.


 Because the Short-Term Government Fund's investments are interest rate sensitive, its performance will depend in large part upon the ability of PIA to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Short-Term Government Fund, while attempting to minimize the associated risks to its invested capital. Operating results will also depend upon the availability of opportunities for the investment of the Short-Term Government Fund's assets, including purchases and sales of suitable securities.

MORTGAGE-BACKED SECURITIES

Mortgage-Backed Securities are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


 The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Short-Term Government Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Short-Term Government Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value. PIA will seek to manage these potential risks and benefits by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques. See "Other Investments and Practices."


 Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Short-Term Government Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Short-Term Government Fund was earning on the Mortgage-Backed Securities that were prepaid.


 A significant portion of the mortgage loans underlying the Mortgage-Backed Securities in which the Short-Term Government Fund invests will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

 Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.


 Mortgage-Backed Securities include Mortgage-Backed securities or other securities collateralized by U.S. Government securities, including Mortgage-Backed Securities representing ownership interests in the underlying mortgage loans and providing for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Such Mortgage-Backed Securities will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Association ("Freddie Mac"). Additional information regarding Ginnie Mae certificates, Fannie Mae certificates and Freddie Mac certificates is set forth in the Statement of Additional Information.


 The Short-Term Government Fund may also invest in multiple class U.S. Government securities, including guaranteed collateralized mortgage obligations ("CMOs") and REMIC pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code.


 CMOs and REMIC certificates are issued in multiple classes. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs or REMIC certificates may cause some or all of the class of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC certificates on a monthly basis.

 The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

 Additional structures of CMOs and REMIC certificates include, among others, "parallel pay" CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

 A wide variety of REMIC certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-payment security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.


 The Short-Term Government Fund may invest in stripped Mortgage-Backed U.S. government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Short-Term Government Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Short-Term Government Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. PIA will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques. See "Investment Practices and Risks."

OTHER INVESTMENTS AND PRACTICES


The Short-Term Government Fund may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by the Short-Term Government Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Short-Term Government Fund at the time of entering into the transaction. The Short-Term Government Fund may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Short-Term Government Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Short-Term Government Fund is required to hold and maintain in a segregated account until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Short-Term Government Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Short-Term Government Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Short-Term Government Fund may dispose of a when-issued security or forward commitment prior to settlement if PIA deems it appropriate to do so.



 The Short-Term Government Fund may enter into mortgage "dollar rolls" in which the Short-Term Government Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Short-Term Government Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Short-Term Government Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Short-Term Government Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Short-Term Government Fund's borrowings and other senior securities.


 The Short-Term Government Fund may invest in U.S. Government securities of the same types as the Government Fund. See "The Objectives, Basic Portfolio and Allocation of Assets of the Government Income Fund." The Short-Term Government Fund will not invest more than 10% of the value of its net assets in illiquid securities.


 In addition, the Short-Term Government Fund may invest up to 35% of its total assets in Mortgage-Backed Securities, corporate bonds and debentures rated A or better by Standard &Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") and commercial paper master notes rated A-1 or better by S&P or prime-1 by Moody's. A description of the foregoing ratings is set forth in the Appendix to this Prospectus and in the Statement of Additional Information.


 Finally, the Short-Term Government Fund may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below.

                        CAMBORNE GOVERNMENT INCOME FUND

THE OBJECTIVES, BASIC PORTFOLIO AND ALLOCATION OF ASSETS OF THE GOVERNMENT INCOME FUND


The objectives of the Government Income Fund are growth of capital, whether over the short- or long-term, income and preservation of capital. PIA will seek to achieve the Government Income Fund's objectives by investing, as a matter of fundamental policy, at least 65% of the total assets in securities of any maturity which are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities, including U.S. Government-sponsored corporations (which may be subject to repurchase agreements), and in the hedging instruments discussed below. Up to 35% of the portfolio assets of the Government Income Fund may be invested in other securities, including foreign securities, which at the time of purchase are rated A or better by any of S&P, Moody's, Duff &Phelps, Inc. ("Duff &Phelps") or IBAC, Inc. ("IBAC"). A description of the foregoing ratings is set forth in the Appendix to this Prospectus and in the Statement of Additional Information.

 Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. While the U.S. Government currently provides financial support to such U.S. Government- sponsored instrumentalities, including U.S. Government-sponsored corporations, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored corporations, do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

 The Government Income Fund may invest in zero coupon Treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.


 The allocation between U.S. Government securities and other securities is based on PIA's analysis of the yield differential between these sectors. When the yield differential between government and non-government sectors is narrow, PIA will in most situations structure the portfolio so that the proportion of assets invested in U.S. Government securities is above average. Conversely, when the differential is high, the proportion invested in U.S. Government securities will in most situations be below average.


 The average portfolio duration of the Government Income Fund, and thus the allocation of its assets between longer term securities and shorter term securities will depend on PIA's outlook on the shapes of the yield curves of Treasury securities and other major classifications of fixed income securities, and thus on the market values of such securities. PIA maintains a data base of historical yield curve shapes and has developed a methodology of analyzing such shapes. PIA believes that periodic deviations from the normal yield curve provide investors with significant opportunities to achieve above average portfolio yields on a risk-adjusted basis. PIA will generally seek to invest the Government Fund's assets in those securities which are most likely to experience the most significant declines in relative yield as their yield curves "spring back" to a more normal shape. When the yield curves are relatively steep, the Government Fund's portfolio will likely consist of securities having longer than average maturities. When the yield curves are flat or inverted, such Fund's portfolio will likely consist of securities having shorter than average maturities. There is no assurance that PIA's portfolio allocation, as described above, will be correct. Incorrect allocation could result in the Government Income Fund's having a long dollar-weighted average portfolio maturity when interest rates are increasing, or the Government Income Fund could have a substantial portion of its assets hedged in a short hedge when interest rates are declining.

 See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description, of investing in U.S. Government securities.

                                ORRELL GOLD FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE GOLD FUND

The Gold Fund's investment objective is long-term growth of capital. The Gold Fund will attempt to achieve its objective by investing primarily in equity securities of domestic and foreign companies engaged in exploration, refining, development, manufacture, production or marketing of gold and other precious metals products. Under normal circumstances, at least 65% of the Gold Fund's assets will be invested in equity securities of such companies whose activities are related to gold, or in call options where the underlying investments to which the calls relate are such equity securities.


 In addition to gold related investments, the Gold Fund may invest in securities of companies whose activities are related to other precious metals, such as silver, platinum and palladium, or in companies engaged in the manufacture or production of products incorporating precious metals, such as jewelry, photographic supplies, medical equipment and supplies and companies engaged in marketing precious metals or precious metals products. The Gold Fund may also purchase gold, silver, platinum and palladium bullion. The Gold Fund may also purchase such metals in the form of coins, if there is an actively quoted market for the coins. Coins will only be purchased for their metallic value and not for their currency or numismatic value.

 The Gold Fund will invest primarily in equity securities -- that is, common stocks or securities having equity characteristics, such as warrants or in call options as indicated above. At any time the Adviser deems it advisable for temporary defensive purposes, the Gold Fund may invest all or a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments or commercial paper master notes. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description, of U.S. Government securities. The Gold Fund may hedge its equity holdings and write covered call and put options to generate income for liquidity purposes (see "Hedging Instruments"). The Gold Fund may also lend its securities as discussed below. (See "Lending Portfolio Securities").

 The production and marketing of gold and precious metals may be affected by the action of certain governments and changes in existing governments. For example, the mining of gold is highly concentrated in a few countries. In current order of magnitude of production of gold bullion, the five largest producers of gold are the Republic of South Africa, the former USSR, Canada, Brazil and the United States. It is expected that a majority of gold mining companies in which the Gold Fund will invest will be located within the United States, Canada and Australia.

 The prices of gold and precious metals mining securities have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The use of gold or Special Drawing Rights (which are used by members of the International Monetary Fund for international settlements) to settle net deficits and surpluses in trade and capital movements between nations subjects the supply and demand, and therefore the price of gold, to a variety of economic factors that normally do not affect other investments.


 Investments in gold, silver, platinum and palladium bullion do not generate income and will subject the Gold Fund to taxes and insurance, and shipping and storage costs. The sole source of return to the Gold Fund from such investments would be gains realized on sales, and a negative return would be realized if such investments are sold at a loss. The Gold Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that the Gold Fund will not be subject to Federal income taxes on its taxable income to the extent distributed to shareholders. The Gold Fund's investment in gold, silver, platinum and palladium bullion may result in its failure to meet certain of the income or asset tests prescribed by the Code. To reduce this risk, Orrell will endeavor to manage the Gold Fund's portfolio so that (i) less than 10% of the Gold Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion and (ii) less than 50% of the value of the Gold Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.

                               PIA GROWTH FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE GROWTH FUND


The Growth Fund's objective is long-term growth of capital. The Growth Fund will attempt to achieve its objective by investing primarily in growth stocks. PIA considers growth stocks to be common stocks of issuers who the Adviser anticipates will grow at a higher than average rate per year in both sales and earnings. Under normal circumstances, at least 65% of the Growth Fund's assets will be invested in growth stocks.

 The issuers of the growth stocks in which the Growth Fund invests may exhibit some or all of the following characteristics: (i) a positive cash flow to allow for self-financing growth; (ii) a return on equity of close to 20%; (iii) a debt to equity ratio lower than that of the average public company; (iv) the payment of taxes at normal tax rates; (v) a diversified customer and supplier base; (vi) accounts receivable having an average maturity of less than 70 days; and (vii) increasing operating margins and declining sales and administrative expenses. Such companies may not be the largest and best known companies in their industry groups. Frequently such companies will be in rapidly growing sectors of the economy and often bring proprietary skills to a developing niche in a particular market.


 In selecting investments PIA will consider the public filings of issuers with the Securities and Exchange Commission as well as research reports of broker-dealers and trade publications. In appropriate situations, PIA may meet with management. Greater weight will be given to internal factors such as product or service development than to external factors such as interest rate changes and general stock market trends.


 When the Adviser deems it advisable for temporary defensive purposes, the Growth Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Growth Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments."

 Since the major portion of the Growth Fund's portfolio will normally be invested in common stocks, the Growth Fund's net asset value may be subject to greater fluctuations than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the investment objective of the Growth Fund will be realized. Nor can there be assurance that the Growth Fund's portfolio will not decline in value.

 The Growth Fund may invest in equity securities of smaller companies which are judged by the Adviser to possess strong growth characteristics. Such companies may be new, less well-known or undercapitalized companies. Securities of smaller growth companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, in particular, because such companies typically are subject to greater fluctuation in earnings and prospects. In addition, securities of smaller companies may be subject to liquidity risk.

                     MURPHY NEW WORLD BIOTECHNOLOGY FUND


THE OBJECTIVE AND BASIC PORTFOLIO OF THE BIOTECHNOLOGY FUND (FORMERLY GAMING & LEISURE FUND)


The Biotechnology Fund's objective is long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in biotechnology. The term "biotechnology" includes drug development, production and distribution; agricultural and industrial biotechnology; genetic sequencing and mapping; drug delivery; biotechnology-based services and other advances resulting from research and development programs in the medical, animal and life sciences.


 Under normal circumstances, at least 65%, but at all times 25%, of the Biotechnology Fund's assets will be invested in equity securities of companies engaged in the biotechnology sector. The equity securities in which the Biotechnology Fund may invest will consist of common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. The Biotechnology Fund does not intend to invest in debt securities of companies engaged in activities related to the biotechnology sector, other than temporary investments in money market instruments for defensive purposes as described below.


 Companies in the biotechnology sector have unpredictable earnings. Products offered by companies in the biotechnology sector are subject to risks of obsolescence and intense competition. Companies in the biotechnology sector are subject to extensive government regulation and may be affected by the enforcement of patent, trademark and other intellectual property laws. Securities of companies in the biotechnology sector generally exhibit greater volatility than the overall market. Such companies may be of small or medium capitalization and as a consequence their securities may be subject to more abrupt or erratic market movements than those of larger, more established companies and may be subject to liquidity risk.


 When Murphy deems it advisable for temporary defensive purposes, the Biotechnology Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Biotechnology Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments." The Biotechnology Fund also may leverage its investments, lend its portfolio securities and invest in foreign securities. See "Borrowing", "Lending Portfolio Securities" and "Foreign Securities" below.


 The Biotechnology Fund may effect "short sales" of securities. A "short sale" is made by selling a security the Fund does not own. Whenever the Biotechnology Fund effects a short sale, it will put in a segregated account cash or other liquid securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or United States government securities required to be deposited as collateral with the broker in connection with the short sale (but not including the proceeds of the short sale). Until the Biotechnology Fund replaces the security it borrowed to make the short sale, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. No more than 25% of the value of Biotechnology Fund's net assets will be, when added together, (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales. The Biotechnology Fund's ability to make short sales may be limited by a requirement applicable to "regulated investment companies" under Subchapter M of the Internal Revenue Code that no more than 30% of a fund's gross income in any year may be the result of gains from the sale of property held for less than three months. See "Dividends and Tax Policy."

                        MURPHY NEW WORLD TECHNOLOGY FUND


THE OBJECTIVE AND BASIC PORTFOLIO OF THE TECHNOLOGY FUND


The Technology Fund's objective is long-term growth of capital through investing primarily in equity securities of companies that Murphy believes can produce products or services that provide or benefit from advances in technology. Murphy interprets the term "technology" broadly to include semiconductors and electronic components, computers, computer services, computer peripherals and software, communications, multimedia, instruments, office automation, factory automation, robotics, consumer electronics, electronic games, cable television, pharmaceuticals, biotechnology, medical devices, superconductivity, specialty materials, alternative energy and other advances resulting from research and development programs.

 Under normal circumstances, at least 65% of the Technology Fund's assets will be invested primarily in equity securities of companies engaged in activities related to the technology sector. The equity securities in which the Technology Fund may invest will consist of common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. The Technology Fund does not intend to invest in debt securities of companies engaged in activities related to the technology sector, other than temporary investments in money market instruments for defensive purposes as described below.

 Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. Technology companies may become increasingly sensitive to short product cycles and aggressive pricing.


 When Murphy deems it advisable for temporary defensive purposes, the Technology Fund may invest a portion of its assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments or commercial paper master notes. See "Principal Investment Risks" for possible risks, and the Statement of Additional Information for a description of U.S. Government securities. Additionally the Technology Fund may hedge some or all of its portfolio of common stocks. See "Hedging Instruments." The Technology Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below. The Technology Fund may effect "short sales" of securities to the same extent as the Biotechnology Fund. See "The Objective and Basic Portfolio of the Biotechnology Fund."

                 MURPHY NEW WORLD TECHNOLOGY CONVERTIBLES FUND


THE OBJECTIVE AND BASIC PORTFOLIO OF THE CONVERTIBLES FUND (FORMERLY GROWTH & INCOME FUND)


The Convertibles Fund's objective is to maximize total return through a combination of capital appreciation and income. The Convertibles Fund under normal circumstances invests at least 65% of its assets in convertible securities of issuers which Murphy believes can produce products or services that provide or benefit from advances in technology.


 Convertible securities include corporate bonds, debentures, notes or preferred stocks that can be converted into (that is exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that may also provide an opportunity for equity participation. These securities are generally convertible at either a stated price or a stated rate (that is, for a specific number of shares of common stock or of another entity). Because of this conversion feature, the price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock. This higher yield may tend to cushion the convertible security against declines in the price of the underlying stock.


 In seeking to achieve the Convertibles Fund's investment objective, Murphy may invest in convertible securities rated as low as C by S&P or Moody's. Securities rated less than BBB by S&P and Baa by Moody's are considered to be predominantly speculative and may be in default. Such ratings reflect the greater possibility of adverse changes in the financial condition of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impact the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Convertibles Fund more volatile and could limit the Convertibles Fund's ability to sell its securities at prices approximating the values the Convertibles Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Convertibles Fund at times may be unable to establish the fair value of such securities. Finally the rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.



 Murphy will seek to minimize the risks of investing in lower-rated securities through careful investment analysis. When the Convertibles Fund invests in the lower rating categories, this achievement of its investment objective is more dependent on Murphy's investment analysis than would be the case if the Convertibles Fund were investing in securities in the higher rating categories.



 When Murphy deems it advisable for temporary defensive purposes, the Convertibles Fund may invest up to 100% of its net assets in U.S. Government securities, principally expected to be Treasury Bills, bank instruments, commercial paper master notes or repurchase agreements. See "Principal Investment Risks" for possible risks and the Statement of Additional Information for a description of U.S. Government securities and repurchase agreements. Additionally the Convertibles Fund may hedge some or all of its portfolio of securities. See "Hedging Instruments." The Convertibles Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities" below. The Convertibles Fund may effect "short sales" of securities to the same extent as the Biotechnology Fund. See "The Objective and Basic Portfolio of the Biotechnology Fund."

                                PIA GLOBAL FUND

THE OBJECTIVE AND BASIC PORTFOLIO OF THE GLOBAL BOND FUND


The Global Bond Fund's investment objective is to provide a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. (The Global Bond Fund considers a "bond" to mean any debt instrument other than a money market debt instrument.) The Global Bond Fund may invest in a broad range of fixed-income securities denominated in foreign currencies and U.S. dollars, including bonds, notes, Mortgage-Backed Securities, asset-backed securities, preferred stock (including convertible preferred stock), convertible debt securities, structured notes and debt securities issued or guaranteed by national, provincial, state or other governments with taxing authority or by their agencies or by supranational entities. The Global Bond Fund may invest in securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the total value of the Global Bond Fund's assets will be invested in such securities denominated in foreign currencies and U.S. dollars. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies. Examples of supranational entities are the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank.



 The Global Bond Fund expects to emphasize foreign government and agency securities, securities of U.S. companies denominated in foreign currencies, U.S. Government and agency securities, Mortgage-Backed Securities, asset-backed securities and securities of companies denominated in U.S. dollars. The Global Bond Fund intends to spread investments broadly among countries. The Global Bond Fund will normally include securities of no fewer than five different countries; however, while maintaining investments in five countries, the Global Bond Fund may invest a substantial portion of its assets in one or more of those five countries. Investors should be aware that investing in Mortgage-Backed Securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages. See "The Objective and Basic Portfolio of the Short-Term Government Fund." See "Foreign Securities" for a description of the risks associated with investments in foreign securities.


 When PIA deems it advisable for temporary defensive purposes, the Global Bond Fund may invest up to 100% of its net assets in U.S. and non-dollar denominated short-term money market instruments such as Treasury Bills, bank instruments, commercial paper master notes and repurchase agreements.


 The Global Bond Fund will invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or by S&P, Duff & Phelps or IBAC (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by PIA to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or IBAC and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.


 The Global Bond Fund anticipates that the average dollar-weighted rated credit quality of the securities in its portfolio will be Aa or AA, according to Moody's, S&P, Duff & Phelps or IBAC ratings, respectively, or comparable credit quality as determined by PIA. In the case of a security that is rated differently by the rating services, the higher rating is used in computing the Global Bond Fund's average dollar-weighted credit quality. In the event that the rating on a security held in the Global Bond Fund's portfolio is downgraded by a rating service, such action will be considered by PIA in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, PIA may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, PIA may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities.


 In pursuing the Global Bond Fund's investment objective, PIA intends to emphasize intermediate-term economic fundamentals relating to various countries in the international economy, rather than evaluate day-to-day fluctuations in particular currency and bond markets. Credit analysis of the issuers of the particular securities will also be less important than macroeconomic considerations. PIA will review the economic conditions and prospects relating to various countries in the international economy and evaluate the available yield differentials with a view toward maximizing total return.


 The Global Bond Fund may purchase securities on a when-issued basis or a forward commitment basis to the same extent as the Short-Term Government Fund. See "The Objective and Basic Portfolio of the Short-Term Government Fund." The Global Bond Fund may hedge some or all of its portfolio securities. See "Hedging Instruments." The Global Bond Fund also may leverage its investments and lend its portfolio securities. See "Borrowing" and "Lending Portfolio Securities," below.

INVESTMENT PRACTICES AND RISKS

BORROWING


From time to time the Short-Term Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may increase their ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of such Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Short-Term Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund fluctuate in value, but borrowing obligations are fixed, the net asset value per share of such Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case. This speculative factor is known as "leverage."

LENDING PORTFOLIO SECURITIES


Each of the Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.


 The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type interest may be shared with the borrower. The Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may also pay reasonable finder's, custodian's and administrative fees but only to persons not affiliated with the Trust. The terms of the loans will meet certain tests under the Code and permit the Short-Term Government Fund, the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

FOREIGN SECURITIES


From time to time a significant portion of the investments of the Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund and up to 10% of the total assets of the Growth Fund and up to 35% of the total assets of the Government Fund may be in the securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.


 An investment may be affected by changes in currency rates and in exchange control regulations, and the Gold Fund, the Growth Fund, the Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested primarily in securities denominated in foreign currencies, investors can expect that their net asset values per share will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely a tendency toward a decline in net asset values per share can be expected when the value of U.S. dollars is increasing against such currencies.


 Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.


 Most foreign securities owned by any of the Funds are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.



 The Gold Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may invest in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments and the availability to a Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

HEDGING


Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities.

HEDGING INSTRUMENTS


The various hedging instruments which the Funds may use are discussed below. These instruments may be used only for hedging and not for speculative purposes. Additionally the Gold Fund may write covered call and put options to generate income for liquidity purposes. The Statement of Additional Information contains further information as to the characteristics of, and the risks of transactions in, each of these instruments.


Stock Index Futures. The Growth Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund (but not the Government Fund, the Gold Fund or the Short-Term Government Fund) may buy and sell futures contracts on stock indices ("Stock Index Futures"). A stock index, which cannot be purchased or sold directly, assigns relative values to the common stocks included in the index, and the index fluctuates with the changes in the market values of these common stocks. When a Fund buys a Stock Index Future it agrees to take delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the Stock Index Future and the price at which the Stock Index Future was originally struck. No physical delivery of the underlying stocks in the index is made. When a Fund sells a Stock Index Future, it agrees to deliver such an amount of cash.


Call Options. All of the Funds may purchase call options ("calls") and write (i.e., sell) calls but only if (i) the investments to which the call relates (the "related investments") are (a) common stocks or other securities that have equity characteristics ("equities") (except that the Government Fund and the Short-Term Government Fund may not purchase and write calls on equities), (b) stock indices (except that the Government Fund and the Short-Term Government Fund may not purchase and write calls on stock indices), (c) Stock Index Futures (except that the Gold Fund, the Government Fund and the Short-Term Government Fund may not purchase or write calls on Stock Index Futures), (d) debt securities (with respect to only the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund) or (e) futures contracts on debt securities (with respect to only the Short-Term Government Fund, the Government Fund, the Convertibles Fund and the Global Bond Fund); (ii) in the case of calls written by any of such Funds, such calls are "covered"; and (iii) the calls are listed on a domestic securities or commodities exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). For a call to be "covered," either (i) the Fund in question must own the underlying security or futures contract or have an absolute and immediate right to acquire that security or futures contract without payment of additional cash consideration, or for an additional consideration held as set forth in (ii), upon conversion or exchange of other securities held in its portfolio; or (ii) that Fund must maintain in a segregated account cash or other liquid securities adequate to purchase the security or futures contract, in each case until the Fund enters into a closing purchase transaction as to that call. Additionally calls written by the Gold Fund are deemed to be covered if it holds on a share-for-share basis a call on the same related investment as the call written where the exercise price of the call held is either equal to or less than the exercise price of the call written or, if greater, the marked-to-market excess is maintained in a segregated account in cash or other liquid securities. The above limitations on calls the Funds may write or purchase are fundamental policies, i.e., rules which may not be changed unless the shareholders of the Fund in question vote to change them.


Put Options. All of the Funds may purchase put options ("puts") but only if (i) the investments to which the put relates (the "related investments") are (a) equities (except that the Government Fund and the Short-Term Government Fund may not purchase put options on equities), (b) stock indices (except that the Government Fund and the Short-Term Government Fund may not purchase put options on stock indices), (c) Stock Index Futures (except that the Gold Fund, the Government Fund and the Short-Term Government Fund may not purchase puts on Stock Index Futures), (d) debt securities (with respect to only the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund) or (e) futures contracts on debt securities (with respect to only the Short-Term Government Fund, the Government Fund, the Convertibles Fund and the Global Bond Fund); and
(ii) the puts are listed on a domestic securities or commodities exchange or quoted on NASDAQ. The Growth Fund, the Biotechnology Fund, the Government Fund and the Technology Fund may not write puts. The puts which the Growth Fund and the Biotechnology Fund purchase on equities must be "protective," i.e., the Fund in question must own the related investments. The Gold Fund may write covered puts on (a) equities and (b) stock indices. For a put to be covered the Gold Fund must (i) maintain in a segregated account cash or other liquid securities equal to the option price; or (ii) hold on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is either equal to or greater than the exercise price of the put written or, if less, the marked-to-market deficit is maintained in a segregated account in cash or other liquid securities. Each of the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund may write covered puts on (a) equities (the Convertibles Fund and the Global Bond Fund only), (b) stock indices (the Convertibles Fund and the Global Bond Fund only), (c) Stock Index Futures (the Convertibles Fund and the Global Bond Fund only), (d) debt securities and (e) futures contracts on debt securities. For a put to be covered, the Fund must maintain in a segregated account cash or other liquid securities equal to the option price. These limitations on puts are fundamental policies.


Debt Futures. The Government Fund, the Short-Term Government Fund, the Convertibles Fund and the Global Bond Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When a Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The above limitations are fundamental policies; i.e., rules which may not be changed until the shareholders of the Fund in question vote to change them.


Foreign Currency Transactions. Each of the Gold Fund, the Government Fund, the Biotechnology Fund, the Technology Fund, the Convertibles Fund and the Global Bond Fund may engage in purchasing and selling foreign currency and foreign currency forward contracts to protect against uncertainty in the level of futures currency exchange rates. The Global Bond Fund may also engage in foreign currency options and foreign currency futures contracts for similar purposes.



 Generally, the Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which a Fund expects to purchase).

PORTFOLIO TURNOVER


See the last footnote to the Financial Highlights table above for the definition of a portfolio turnover rate and the caption "Portfolio turnover rate" in that table for the turnover rates of the Funds. High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. The portfolio turnover rate of each of the Funds may vary significantly from year to year as a result of the presence or absence of the defensive investment positions taken by a Fund's Investment Advisor.

PRINCIPAL INVESTMENT RISKS


Puts, Calls and Futures. A Fund's use of puts, calls and futures contracts involves investment risks and transaction costs to which it would not be subject absent the use of these hedging instruments. In particular the loss from investing in futures contracts and writing options is potentially unlimited. Other risks include the possibility that a liquid secondary market may not exist at a time when a Fund may wish to close out an option or futures position or can only do so if it incurs substantial losses. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The variable degree of correlation between price movements of futures contracts and price movements in a Fund's related portfolio position creates the possibility that losses on the hedging instruments may be greater than gains in the value of a Fund's portfolio position. Although the use of hedging instruments may minimize losses, they tend to limit potential gains. The use of hedging instruments may increase the volatility of a Fund's net asset value.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which basically involve the purchase by that Fund of debt securities and their resale at an agreed-upon price. While each Fund intends to be fully "collateralized" as to such agreements, if the person obligated to repurchase from that Fund defaults or enters bankruptcy, there may be possible delays and expenses in liquidating the securities, decline in their value and loss of interest. See the Statement of Additional Information under "Repurchase Agreements."

U.S. Government Securities. The U.S. Government securities which each of the Funds may purchase may involve obligations of agencies and instrumentalities which are not backed by the full faith and credit of the United States; see the Statement of Additional Information under "U.S. Government Securities." In such cases, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


Mortgage-Backed Securities. A Fund's investment in certain Mortgage-Backed Securities, such as interest only SMBS, may be extremely sensitive to changes in prepayments and interest rates. Even though such securities have been guaranteed by an agency or instrumentality of the U.S. Government, under certain interest rate or prepayment rate scenarios, the Fund may fail to fully recover its investment in such securities. See the discussion of Mortgage-Backed Securities under "The Objective and Basic Portfolio of the Short-Term Government Fund."


 In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed rate mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to "lock-in" a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions.


 A Fund's reinvestment of principal payments and prepayments received on a mortgage pass-through security may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the Fund. In addition, the receipt of interest payments monthly rather than semi-annually by a Fund has a compounding effect that may increase the yield to the Fund relative to debt obligations that pay interest semi-annually. Due to these factors, Mortgage-Backed Securities may also be less effective than U.S. Treasury securities of similar maturity at maintaining yields during periods of changing interest rates. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities such as SMBS and certain other multiple class pass-through securities that purchase Mortgage-Backed Securities at a premium or at a discount.

 The market value of adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

 Certain adjustable rate mortgage loans may provide for periodic adjustments of scheduled payments in order to fully amortize the mortgage loan by its stated maturity. Other adjustable rate mortgage loans may permit such stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest in accordance with the periodic interest rate adjustments.


 Although having less risk of decline during periods of rising interest rates, adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund's principal investment to the extent of the premium paid. On the other hand, if the securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.


General Risks. Other risks are that PIA, Murphy or Orrell, as the case may be, would be incorrect in its expectations as to the extent of various movements in securities prices or the time within which the movements take place.

PRINCIPAL INVESTMENT RESTRICTIONS


The Trust is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Each Fund's investment objective is such a policy, as are the policies as to hedging instruments indicated above as being fundamental policies. Among the Trust's other restrictions, (i) none of the Funds may purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer,
(ii) each of the Gold Fund, the Growth Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund and the Technology Fund may not, with respect to 50% of its assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities), (iii) the Growth Fund, the Technology Fund, the Short-Term Government Fund, the Government Fund and the Convertibles Fund may not purchase any security if as a result 25% or more of its total assets would be invested in securities of issuers in a single industry, and (iv) the Short-Term Government Fund, the Government Fund and the Growth Fund may not purchase any security restricted as to disposition under federal securities laws. The Government Fund and the Short-Term Government Fund are "diversified" as defined in the 1940 Act due to their policies of investing primarily in a diversified portfolio of common stocks and U.S. Government securities, respectively. The Gold Fund, the Growth Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund and the Technology Fund are "non-diversified" under the 1940 Act but each of such Funds must meet a diversification test as to 50% of its assets under the Code. Additional information about, and a more detailed statement of, the Trust's investment restrictions is contained in the Statement of Additional Information.



 In addition, due to requirements of the Commodities Futures Trading Commission, the Funds when using Futures or options on them will purchase or sell Futures, or options on them, only for hedging purposes (except that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets), and otherwise within the limits of a Rule of that Commission.


 As indicated above the Funds will, in a number of situations, maintain in a segregated account or accounts with its custodian cash or other liquid assets in the amounts indicated. Maintenance of such segregated accounts reflect regulatory restrictions on the Trust and are not fundamental policies; that is, such policies could change if the regulatory requirements change without any vote of shareholders as to such change.


 As discussed in the Statement of Additional Information, each Fund may, within limits, engage in short sales but, except for the Biotechnology Fund, the Technology Fund and the Convertibles Fund, only those which are "against the box." Short sales against the box are a method of locking in unrealized capital gains without current recognition of such gains for tax purposes without additional costs.


MANAGEMENT


The Trust's Board of Trustees decides on matters of general policy and reviews the activities of PIA, Murphy, Orrell and Camborne, the Administrator and the Distributor, and the Trust's officers conduct and supervise the daily business operations of the Trust.


 Pacific Income Advisers, Inc. ("PIA"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401, acts as investment adviser to the Government Fund, the Growth Fund, the Short-Term Government Fund and the Global Bond Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Government Fund, the Growth Fund, the Short-Term Government Fund and the Global Bond Fund, and their use of hedging instruments. The organizational arrangements of PIA are such that all investment decisions are made by a committee and no persons are primarily responsible for making recommendations to that committee. Joseph Lloyd McAdams, Jr. and Heather U. Baines own all of the outstanding stock of PIA.


 Camborne Advisors, Inc. ("Camborne"), 10670 N. Central Expressway, Suite 405, Dallas, Texas 75231 acts as sub-adviser to the Government Fund. As such Camborne furnishes regular advice to PIA regarding those economic and market factors which influence the decision of PIA as to the securities and hedging instruments to be purchased and sold for the Government Fund. Camborne will also from time to time provide advice as to transactions in specific securities. Although Camborne will provide investment advice to PIA, PIA will make the final decision as to the securities and hedging instruments to be purchased and sold for the Government Fund. Camborne is a privately held corporation which is wholly-owned by Camborne Investment Corporation. Camborne is a newly formed investment advisory firm with no prior experience in managing the investment portfolio of a registered investment company.


 Murphy Investment Management, Inc. ("Murphy"), 2830 North Cabrillo Highway, Half Moon Bay, CA 94019 acts as investment adviser to the Technology Fund, the Biotechnology Fund and the Convertibles Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Technology Fund, the Biotechnology Fund and the Convertibles Fund and their use of hedging instruments. John Michael Murphy, the President of Murphy, is primarily responsible for making these decisions. Mr. Murphy has been a portfolio manager since 1973 and a securities analyst since 1970. He has been the president of an investment newsletter publisher since 1981. John Michael Murphy and Gaye Elizabeth Morgenthaler own all of the outstanding stock of Murphy.

 Orrell and Company, Inc. ("Orrell") 120 Montgomery Street, Suite 1230, San Francisco, CA 94104 acts as investment adviser to the Gold Fund, subject to the control of the Trust's Board of Trustees, and supervises and arranges the purchase and sale of securities held in the portfolio of the Gold Fund and its use of hedging instruments. Gregory M. Orrell, the President of Orrell, is primarily responsible for making these decisions. Mr. Orrell has been President of Orrell since 1984.


 PIA became the investment adviser to the Government Fund on October 31, 1992, to the Short-Term Government Fund on March 31, 1994, to the Growth Fund on December 13, 1996 and to the Global Bond Fund on March __, 1997. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was investment adviser to the Growth Fund and Robert L Bender, Inc. was sub-adviser to the Growth Fund and prior to November 1, 1992 MIMI was investment adviser to the Government Fund. Camborne became sub-adviser to the Government Fund on December 13, 1996. Murphy became investment adviser to the Technology Fund on December 13, 1996, the Biotechnology Fund on December 20, 1996 and the Convertibles Fund on January __, 1997. Prior thereto MIMI was investment adviser to the Biotechnology Fund and the Technology Fund, MidCap Associates, Inc. was investment adviser to the Convertibles Fund, Murphy was sub-adviser to the Technology Fund and MIMI was sub-adviser to the Convertibles Fund. Prior to December 13, 1996 MIMI was investment adviser to the Gold Fund.


 Under the Agreements applicable to the Government Fund, the Trust pays PIA fees, computed daily and payable monthly, at an annual rate of 0.40% of the Government Fund's daily net assets; and PIA pays Camborne a fee computed daily and paid monthly at an annual rate of 0.20% of the Government Fund's daily net assets.


 Under the Investment Advisory Agreement applicable to the Convertibles Fund, the Trust pays Murphy total fees, computed daily and payable monthly, at the following annual rates based on daily net assets:

ASSETS                              FEE RATE
0 to $150 million                   0.625%
$150 million to $250 million          0.50%
Over $250 million                   0.375%


 Under the Investment Advisory Agreement applicable to the Gold Fund, the Trust pays Orrell fees, computed daily and payable monthly, at the following annual rates based on daily net assets:

ASSETS                                   FEE RATE
0 to $50 million                          1%
$50 million to $75 million                0.875%
$75 million to $100 million               0.75%
$100 million to $150 million              0.625%
$150 million to $250 million              0.50%
Over $250 million                         0.375%


 Under the Investment Advisory Agreement applicable to the Growth Fund, the Trust pays PIA a fee, computed daily and payable monthly, at the following annual rate based on daily net assets:

ASSETS                                   FEE RATE
0 to $50 million                          1%
$50 million to $75 million                0.875%
$75 million to $100 million               0.75%
$100 million to $150 million              0.625%
$150 million to $250 million              0.50%
Over $250 million                         0.375%


 Under the Investment Advisory Agreement applicable to the Biotechnology Fund, the Trust pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Biotechnology Fund's daily net assets. (Prior to December 20, 1996 the investment advisory fee payable to MIMI was computed daily and payable monthly at the annual rate of 1.25% of daily net assets.) Under the Investment Advisory Agreement applicable to the Technology Fund, the Trust pays Murphy a fee, computed daily and payable monthly, at the annual rate of 1% of the Technology Fund's daily net assets. Under the Investment Advisory Agreement applicable to the Short-Term Government Fund, the Trust pays PIA a fee, computed daily and payable monthly, at the annual rate of 0.20% of the Short-Term Government Fund's daily net assets. (Prior to December 13, 1996, the investment advisory fee payable to PIA was computed daily and paid monthly at the annual rate of 0.35% of daily net assets.) Under the Investment Advisory Agreement applicable to the Global Bond Fund, the Trust pays PIA a fee compounded daily and paid monthly at the annual rate of 0.40% of the Global Bond Fund's daily net assets.


 In addition to the fees payable to PIA, Murphy and Orrell, the Trust, as to each Fund, is responsible for each Fund's operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with PIA or Murphy; (v) legal and audit expenses; (vi) fees and expenses of the Trust's Administrator, custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto; and (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. See the Statement of Additional Information for the expense limitation in the Agreements and their provisions as to the allocation of portfolio transactions, including provisions which authorize PIA, Murphy and Orrell to consider sales of shares as a factor in the selection of brokers and dealers to execute portfolio transactions and which authorize PIA, Murphy and Orrell to direct the Funds to pay brokerage commission to Syndicated Capital, Inc., the Distributor of each of the Funds and an affiliate of PIA.

THE ADMINISTRATOR

American Data Services, Inc., a corporation organized under the laws of the State of New York, administers the day to day operations of each Fund and serves as fund accountant to each Fund, subject to the overall supervision of the Trust's Board of Trustees. The Administrator maintains each Fund's books and records, other than those records maintained by the Fund's custodian, oversees the Trust's insurance relationships, participates in the preparation of tax returns, proxy statements and reports, prepares documents necessary for the maintenance of the Trust's registration with the various states, responds or oversees the response to communications from shareholders and broker-dealers, oversees relationships between the Trust and its custodian, determines each Fund's net asset value and directs any of the Administrator's directors, officers or employees who may be elected as officers of the Trust to serve as such. For its services as administrator and fund accountant, the Administrator is paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.


 See the Statement of Additional Information for more information as to the Trust's Board of Trustees, officers and principal shareholders, PIA, Murphy, Orrell, Camborne, and the Administrator.


HOW TO PURCHASE SHARES


Syndicated Capital, Inc., 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401, is the Distributor of each Fund's shares. Shares of each Fund may be purchased through brokers or dealers ("selected dealers") who have a sales agreement with the Distributor at the offering price next determined after receipt of an order in proper form; see "Net Asset Value." In certain circumstances, selected dealers may be deemed "underwriters," in the opinion of the staff of the Securities and Exchange Commission, for the purposes of the Securities Act of 1933. The offering price is the net asset value per share of the Fund the shares of which are being purchased, plus a sales charge. The Short-Term Government Fund, the Government Fund, the Biotechnology Fund, the Technology Fund and the Global Bond Fund do not impose a sales charge. For these Funds, the offering price is equal to the net asset value per share.


GOLD FUND, GOVERNMENT FUND AND GROWTH FUND PURCHASES


The following table shows the amount of the sales charge to a "person" (defined below) together with the dealer discount paid to dealers and agency commissions paid to brokers (collectively, the "commissions") with respect to purchases of the Gold Fund, the Government Fund and the Growth Fund:

                                 SALES CHARGE AS            COMMISSIONS
                                   PERCENTAGE OF            AS
                             OFFERING          AMOUNT       PERCENTAGE OF
AMOUNT OF PURCHASE             PRICE          INVESTED      OFFERING PRICE
--------------------------------------------------------------------------
Less than $100,000              4.50%           4.71%           4.00%
$100,000 to $249,999            3.00            3.09            2.75
$250,000 to $499,999            2.50            2.56            2.25
$500,000 to $999,999            2.00            2.04            1.75
$1,000,000 or more              0               0               0

 In addition to the commissions shown in the table above, the Distributor may from time to time pay a bonus or other incentive to dealers which employ a sales representative who sells a minimum dollar amount of shares of a Fund during a specific time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States. In no event will the value of such bonus or other incentive paid by the Distributor to the dealer exceed the difference between the sales charges and the concessions to dealers in respect of shares of the Fund and/or such other funds sold by the qualifying registered representative of such dealer.


 Reduced sales charges apply to purchases of shares of the Gold Fund, the Government Fund and the Growth Fund made at any one time by a "person," which means an individual, or an individual, his or her spouse and children under the age of twenty one, purchasing securities for his, her or their own accounts, or a trustee or other fiduciary purchasing securities for a single trust estate or fiduciary account. In addition, purchases of shares of the Gold Fund, the Government Fund and the Growth Fund made during a thirteen month period pursuant to a written Statement of Intent are also eligible for a reduced sales charge. Reduced sales charges are also applicable to subsequent purchases by a "person," based on the aggregate of the amount currently being invested and the value at offering price of shares owned at the time of the subsequent investment. Information about a Statement of Intent as well as the terms of reduced sales charges for fiduciaries is available in the Statement of Additional Information or from the Distributor.


 Investors may purchase shares of the Gold Fund, the Government Fund and the Growth Fund at net asset value to the extent that this investment represents the proceeds from the redemption, within the previous sixty days, of shares or interests (the purchase price of which shares included a sales charge) of another mutual fund or a commodity pool. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Trust's transfer agent either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Trust (i.e., Monterey Mutual Fund) and indicating which Fund's shares are being purchased, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction.


 Former shareholders of the Gold Fund, the Government Fund and the Growth Fund may purchase shares of the Gold Fund, the Government Fund and the Growth Fund at net asset value up to an amount not exceeding their prior investment in all of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.


 The Trust also permits its officers and Trustees and members of their families, and officers, directors, consultants to and employees of PIA and its affiliates, Murphy, Orrell, Camborne, the Distributor and selected dealers and members of their families as well as customers of PIA and its affiliates, Murphy, Orrell, Camborne or the Distributor to invest in the Gold Fund, the Government Fund and the Growth Fund at net asset value. (Partners of partnerships for which any of the foregoing or their affiliates is a general partner are considered to be customers.) In addition, certain publishers of investment advisory newsletters and their subscribers, certain investment advisers on behalf of their discretionary accounts, segregated accounts of credit unions and/or their members through associated accounts and segregated accounts of banks, savings and loan associations and other banking institutions may invest at net asset value. See the Statement of Additional Information.


ALL FUNDS PURCHASES


The minimum initial investment in each of the Funds is $1,000 except for qualified retirement plans, for which the minimum initial investment is $100. Investors who initiate a pre-authorized check plan may also open an account with a minimum investment of $100. The minimum subsequent investment for all accounts is $50. The Distributor reserves the right to reject any order.

 Purchase orders may either be placed with selected dealers or submitted to the Trust's custodian, as follows:

PURCHASE PLACED WITH SELECTED DEALERS


Selected dealers may place orders for shares of any Fund on behalf of clients at the offering price next determined after receipt of the client's order by calling the Distributor. If the order is placed by a client with a dealer prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Distributor prior to 6:00 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the applicable offering price determined that day. The selected dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three business days. Purchases at net asset value may be made through brokers, dealers or other financial institutions who may charge investors a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker, dealer or other financial institution and not remitted to the Trust or the Distributor.

PURCHASE SENT TO THE CUSTODIAN


Investors may mail an application form indicating the shares of which Fund are to be purchased, together with a check payable to "Monterey PIA Short-Term Government Fund," "Monterey Camborne Government Income Fund," "Monterey Orrell Gold Fund," "Monterey PIA Growth Fund," "Monterey Murphy New World Biotechnology Fund," "Monterey Murphy New World Technology Fund," "Monterey Murphy New World Technology Convertibles Fund" or "Monterey PIAGlobal Bond Fund" as appropriate, directly to the Trust's custodian, at the following address:

        Monterey Mutual Funds
        P.O. Box 640284
        Cincinnati, OH 45264-0284

 If the purchase being made is a subsequent investment, the shareholder should send a stub from a confirmation previously sent by the transfer agent in lieu of the application form. If no such stub is available, a brief letter giving the registration of the account, the name of the Fund the shares of which are being purchased and the account number should accompany the check. In addition, the shareholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in United States dollars and must be drawn on United States banks. American Data Services, Inc. will charge a $15 fee against a shareholder's account for any payment check returned to the custodian. The shareholder will also be responsible for any losses suffered by a Fund as a result.


 Shares of the Growth Fund, the Government Fund and the Gold Fund will be purchased for the account of the investor by the transfer agent as agent for the investor's selected dealer at the offering price next determined after receipt by the custodian of the check together with the appropriate form or other identifying information.

EXCHANGE PRIVILEGE AND OTHER SERVICES


Shares of the Short-Term Government Fund, the Global Bond Fund, the Biotechnology Fund, the Convertibles Fund and the Technology Fund may be exchanged for shares of any other Fund (except shares of the Growth Fund, the Gold Fund and the Government Fund), and shares of the Gold Fund, the Growth Fund and the Government Fund may be exchanged for shares of any Fund based on their respective net asset values. See "How to Redeem Shares." The Funds have also entered into an arrangement with the Portico Money Market Fund and Portico Tax-Exempt Money Market Fund, under which shareholders may purchase shares of these Portico Funds and repurchase shares of the Funds at net asset value. The Portico Funds are not affiliated with the Funds or the Distributor, and their shares are sold pursuant to a separate prospectus that may be obtained by writing or calling the Distributor at the address or information numbers set forth on the cover of this Prospectus. Where shares of the Portico Funds that had been acquired through a direct purchase or exchange from a Fund, other than the Gold Fund, the Government Fund or the Growth Fund, are exchanged for shares of the Gold Fund, the Government Fund, or the Growth Fund, the applicable sales charge of the Fund will be imposed at the time of the exchange on the amount being exchanged. The Distributor receives certain payments from the Portico Funds in connection with exchanges of shares of the Funds for those of the Portico Funds. Refer to the prospectus of the Portico Funds for information regarding these payments.


 A shareholder who has completed the appropriate section of the application form may give instructions to make an exchange by calling the transfer agent at
(800) 628-9403 between 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. Exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made, and such fund may reject any exchange for its shares. Furthermore, exchanges will be made only in those states where they may legally be made. For federal tax purposes, an exchange is a taxable transaction upon which a gain or loss may be realized. Shareholders should read the prospectus of the fund into which an exchange is being made, which may be obtained from selected dealers or the Distributor.

 The Trust offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as prototype retirement programs. Information about these services is also available in the Statement of Additional Information or from the Distributor.

NET ASSET VALUE


Each Fund's net asset value per share is determined on each day that the New York Stock Exchange is open for trading, as of 4:00 p.m. Eastern time. The net asset value per share is the value of that Fund's assets, less its liabilities, divided by the number of shares outstanding of that Fund. The value of that Fund's portfolio securities will be the market value of such securities. See the Statement of Additional Information for further information.

DISTRIBUTION PLAN


The Trust's Board of Trustees has adopted a Distribution Plan and Agreement (the "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder applicable to each Fund (other than the Global Bond Fund). In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit that Fund and its shareholders.


 Pursuant to the Plan, broker-dealers and others, such as banks ("Qualified Recipients"), that have rendered distribution assistance (whether direct, administrative or both) may receive fees at rates determined by the Trust's Trustees. Currently the Gold Fund and the Growth Fund, may pay broker-dealers fees at a rate not to exceed 0.99% per annum of the average daily net asset value of the Fund's shares beneficially owned by the broker-dealer or its clients. Of such fees, 0.25% per annum constitutes a service fee for purposes of the Rules of Fair Practice of the NASD and the remaining fees constitute an asset-based sales charge. All payments by the Government Fund, Short-Term Government Fund, Biotechnology Fund, Technology Fund and Convertibles Fund to Qualified Recipients are service fees. In addition, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. Each Fund will reimburse the Distributor for these expenditures during a fiscal year of the Fund and for fees paid to Qualified Recipients during a fiscal year of the Fund, up to a limit of 0.99% on an annual basis of that Fund's daily net assets (0.25% for the Biotechnology Fund, Technology Fund and the Convertibles Fund, 0.10% for the Government Fund and 0.05% for the Short-Term Government Fund); no such reimbursement will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition, if and to the extent that the fee the Trust pays the investment adviser pursuant to the Investment Advisory Agreement applicable to that Fund as well as other payments it makes are considered as indirectly financing any activity which is primarily intended to result in the sale of that Fund's shares, such payments are authorized under the Plan. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers will receive a portion of the sales charge on any sale by them of Fund shares (see above), may charge commissions on redemptions and repurchases of Fund shares (see below) and may receive commissions on Fund portfolio transactions subject to the provisions of the Investment Advisory Agreements (see the Statement of Additional Information).


HOW TO REDEEM SHARES


Each Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt of a repurchase order or redemption request in proper form, as described below.

REPURCHASES


The Trust has appointed the Distributor as its agent to repurchase shares of each Fund at net asset value. Selected dealers may place orders for the repurchase of shares of any Fund on behalf of clients by calling the Distributor. If the order is placed by a client with a dealer prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Distributor prior to 6:00 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the net asset value determined that day. The selected dealer is responsible for placing repurchase orders promptly with the Distributor and for forwarding stock certificates, stock powers and other necessary documents within five business days. The transfer agent will transmit payment for shares repurchased promptly upon receipt of the required documents. Payment will be sent to the selected dealer or the shareholder, as specified by the selected dealer's instructions. Selected dealers may charge a commission for effecting repurchases, which charge may be avoided by an investor's redeeming shares directly, as described below.

REDEMPTIONS

A shareholder wishing to redeem shares may do so at any time by writing to the Trust in care of its transfer agent at American Data Services, Inc., 24 West Carver Street, Huntington, NY 11743 or by delivering instructions to the transfer agent at such address. The instructions should specify the name of the Fund, the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered; it will not be accepted unless it includes all required documents in proper form, as described below.

PROPER FORM

In addition to written instructions, if any shares being redeemed or repurchased are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. Unless a shareholder has completed the appropriate section of the application form, the signatures on the certificates or stock powers, as well as the signatures on any redemption request concerning shares not represented by certificates, must be guaranteed by a member of a national securities exchange, commercial bank or other eligible guarantor institution. A signature guarantee is not the same as notarization, and an acknowledgment by a notary public is not acceptable as a substitute for a signature guarantee. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents needed should be directed to (800) 628-9403.

TELEPHONE REDEMPTIONS

Shareholders may redeem shares by telephone. To redeem shares by telephone, a shareholder must check the appropriate box on the application form as the Trust does not make this feature available to shareholders automatically. Once this feature has been requested, shares may be redeemed by phoning the transfer agent at (800) 628-9403 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed to the shareholder's address as shown on the records of the Trust.


 In order to arrange for telephone redemptions after a Fund account has been opened, a written request must be sent to the transfer agent. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

 The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of any Fund by telephone may be modified or terminated by the Trust at any time. None of the Trust, the Custodian or the transfer agent will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine even if such instructions prove to be unauthorized or fraudulent. They will employ reasonable procedures to confirm that instructions received by telephone are genuine, including requiring the shareholder to provide the shareholder's account number to verify ownership, tape recording all instructions and providing written confirmation of such instructions, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 Shareholders should be aware that during periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent by mail as described above.

SHAREHOLDER CHECKING PRIVILEGES


Shareholders of the Short-Term Government Fund may request on the application form or by later written request that the Short-Term Government Fund provide Shareholder Checks drawn on their Short-Term Government Fund accounts to effect a redemption of shares. Shareholder Checks may be made payable to the order of any person or entity in the amount of $500 or more. Potential fluctuations in the net asset value of the Short-Term Government Fund's shares should be considered in determining the amount of the check. Shareholder Checks should not be used to close a shareholder's account. Shareholder Checks are free, but Star Bank, N.A. will impose a fee for stopping payment of a Shareholder Check upon a shareholder's request or if Star Bank, N.A. cannot honor a Shareholder Check due to insufficient funds or other valid reason. Shares for which certificates have been issued may not be redeemed by Shareholder Check. Shares held under any Keogh Plans, IRAs or other retirement plans are not eligible for this privilege. This privilege is only available to shareholders of the Short-Term Government Fund and may be modified or terminated at any time by the Short-Term Government Fund or Star Bank, N.A. upon notice to shareholders.

PAYMENTS

Payment for shares tendered will be made within seven days after receipt by the transfer agent of instructions, certificates, if any, and other documents, all in proper form. However, payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the Securities and Exchange Commission. Payment may also be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from purchase date) necessary to determine that the purchase check will be honored.


 The Short-Term Government Fund will arrange for the proceeds of redemptions effected by any means to be wired as Federal Funds to the bank account designated in the shareholder's Account Information Form. Redemption proceeds will normally be wired on the next Business Day in Federal Funds (for a total one-day delay) but may be paid up to seven (7) days after receipt of a properly executed redemption request. Wiring of redemption proceeds may be delayed one additional Business Day if the Federal Reserve Bank is closed on the day redemption proceeds would ordinarily be wired. In order to change the bank designated on the Account Information Form to receive redemption proceeds, a written request must be received by the Transfer Agent. This request must be signature guaranteed as set forth above. Further documentation may be required for executors, trustees or corporations. Once wire transfer instructions have been given, none of the Short-Term Government Fund, the Custodian or the Transfer Agent shall assume any further responsibility for the performance of intermediaries of the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of that Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of any Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the distribution would be made in readily marketable securities upon satisfaction of Rule 18f-1 under the 1940 Act and the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTION OF SMALL ACCOUNTS

The Board of Trustees may, in order to reduce the expenses of a Fund, redeem all of the shares of any shareholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


DIVIDENDS AND TAX STATUS


Each Fund is treated as a separate entity for purposes of determining federal tax treatment. The Trust intends for each Fund to qualify as a "regulated investment company'' under Subchapter M of the Code and thus not be subject to federal income taxes on amounts which it distributes to its shareholders. Each so qualified during the last fiscal year.


 All dividends from net investment income, together with distributions of short-term capital gains (collectively, "income dividends"), will be taxable as ordinary income to the shareholders, whether or not paid in additional shares. The Convertibles Fund, the Gold Fund, the Growth Fund, the Biotechnology Fund and the Technology Fund expect to pay income dividends annually, and the Global Bond Fund, the Short-Term Government Fund and the Government Fund expect to pay income dividends monthly.


 The daily net investment income of the Short-Term Government Fund is declared as a dividend each day to shareholders of record. Shares purchased will begin earning dividends the first business day following the day the purchase becomes effective. Redeemed shares will participate in the dividend declared on the day of redemption. If all shares in an account are redeemed, dividends credited to the account since the beginning of the dividend period through the date of redemption will be paid with the redemption proceeds. If less than all such shares are redeemed, all dividends accrued but unpaid on the redeemed shares will be distributed on the next payment date. For the purpose of calculating dividends, net investment income consists of income accrued on portfolio assets, less accrued expenses. Income earned on weekends, holidays and other days on which the net asset value is not calculated will be declared as a dividend in advance on the preceding business day.


 Each Fund expects to pay an annual distribution of long-term capital gains realized, if any. Such capital gains dividends will be taxable to shareholders as net long-term capital gains, regardless of the length of time a shareholder has owned his shares. Under current law, long-term capital gains, short-term capital gains and ordinary income recognized by corporate shareholders are subject to the same maximum federal income tax rate. However, for noncorporate shareholders, long-term capital gains are subject to a maximum federal income tax rate of 28%, while ordinary income recognized by such shareholders is subject to a maximum federal income tax rate of 39.6%. In addition, both corporate and noncorporate shareholders are subject to limitations on the extent to which capital losses may be deducted from ordinary income. For the convenience of investors, all dividends and distributions are paid in full and fractional shares of the Fund making the payment based on the net asset value per share at the close of business on the record date, unless the shareholder has previously notified the transfer agent that dividends are to be paid in cash. Dividends and distributions received in January of any calendar year will be treated for tax purposes as if received in the prior calendar year, if declared in October, November or December to shareholders of record in such month. The Trust will notify each shareholder after the close of its fiscal year both of the dollar amount and the tax status of that year's dividends and distributions. Dividends and capital gains distributions may also be subject to state and local or foreign taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.


 The Code provides for a 70% dividends-received deduction (the "deduction") by corporations owning less than 20% of the value and voting power in the distributing corporation. Since all or substantially all of the income of the Government Fund, the Global Bond Fund and the Short-Term Government Fund is derived from interest payments to it, none of the dividends of these Funds will qualify for the deduction. The basic test under the Code for determining whether and the extent to which the dividends paid by the other Funds are eligible for the deduction is whether the aggregate dividends received by that Fund from domestic corporations comprise 100% of the net investment company income taxable distributions made by the Fund. If this percentage test is not met, there is a proportionate reduction of the eligibility of those payments. Capital gains distributions are not eligible for the deduction.

 Gains realized from the sale of securities and options on securities will be long- or short-term, depending on the length of time owned by the Fund.

 Any gain or loss realized upon the sale or redemption of Fund shares will generally be treated by a shareholder as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder on shares held for six months or less. In determining the amount of any capital gain or loss for federal income tax purposes, a shareholder's basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge paid with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.

 Under the Interest and Dividend Tax Compliance Act of 1983 the Trust may be required to impose backup withholding at a rate of 31% from income dividends and capital gains distributions and upon payment of redemption proceeds if provisions of that law relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends are not complied with by a shareholder.


 Income received by the Gold Fund, the Growth Fund, the Global Bond Fund and the Technology Fund from foreign sources may be subject to withholding and other taxes imposed by such countries. It is impossible to determine in advance the effective rate of foreign tax to which these Funds may be subject. If more than 50% of the total assets of these Funds are invested in securities of foreign corporations at the end of any fiscal year in which they qualify as a regulated investment company, such Fund may elect the application of Section 853 of the Code, to permit its shareholders to take a credit or a deduction for foreign taxes paid by the Fund. Tax-exempt shareholders generally will not benefit from this election. See the Statement of Additional Information for further details.


PERFORMANCE INFORMATION

From time to time any of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods, reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption.


 The Government Fund, the Global Bond Fund and the Short-Term Government Fund also may refer in advertising and promotional materials to their yield. The yield of each such Fund shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of such Fund's shares. Each of such Funds calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of such Funds may not equal the dividend income actually paid to investors or the income reported in the financial statements of such Funds.

 In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

 All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

GENERAL INFORMATION

The Trust was organized on January 6, 1984 as a Massachusetts business trust. Its Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as this to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

 The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

 Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interest of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of Trustees from the separate voting requirements.

 Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.


 The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

 McGladrey & Pullen, LLP serves as the independent accountants of the Trust.

 Star Bank, N.A., Cincinnati, OH, is the custodian of the Trust's assets. The Administrator acts as accounting and shareholder servicing agent. Shareholder inquiries should be directed to the Administrator.


                                    APPENDIX

           STANDARD & POOR'S CORPORATION RATINGS FOR CORPORATE BONDS

AAA    Debt rated AAA has the highest rating assigned by Standard & Poor's
Corporation. Capacity to pay interest and repay principal is extremely strong.

AA     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A      Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative

CCC,   characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree

CC, C of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC    Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC     The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating.

C      The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.



                STANDARD & POOR'S CORPORATION CHARACTERISTICS OF
                      SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA    Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

       Prosperous and resilient economies, high per capita incomes.

       Low fiscal deficits and government debt, low inflation.

       Low external debt.

AA     Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances.

       Tightly integrated into global trade and financial system.

       Differ from AAAs only to a small degree because:

       - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

       - More variable fiscal deficits, government debt and inflation.

       - Moderate to high external debt.

A      Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

       Established trend of integration into global trade and financial system.

       Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

       Usually rapid growth in output and per capita incomes.

       Manageable through variable fiscal deficits, government debt and inflation.

       Usually low but variable debt.

BBB    Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

       Integration into global trade and financial system growing but untested.

       Economies less prosperous and often more vulnerable to adverse external influences.

       Variable to high fiscal deficits, government debt and inflation.

       High and variable external debt.

BB     Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

       Integration into global trade and financial system growing but untested.

       Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.

       Variable to high fiscal deficits, government debt and inflation.

       Very high and variable debt, often graduates of Brady Plan but track record not well established.



                     MOODY'S INVESTORS SERVICE, INC. BONDS

Aaa    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C      Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



          DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                   SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA    Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A      Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB    Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB     Below investment grade but deemed likely to meet obligations when due.
Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



               IBAC LONG-TERM RATINGS FOR CORPORATE BONDS AND FOR
              SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

AAA    Obligations for which there is the lowest expectation of investment risk.
Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.
AA     Obligations for which there is a very low expectation of investment risk.

Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A      Obligations for which there is a low expectation of investment risk.
Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB    Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB     Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.




 In the case of sovereign, subnational and sovereign related issuers, the Funds use the rating service's foreign currency or domestic (local) currency rating depending upon how a security in a Fund's portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a Fund will treat the security as being unrated.

                                    MONTEREY
                                  MUTUAL FUND


                              INVESTMENT ADVISERS
                         Pacific Income Advisers, Inc.
                            1299 Ocean Avenue, #210
                             Santa Monica, CA 90401


                       Murphy Investment Management, Inc.
                          2830 North Cabrillo Highway
                            Half Moon Bay, CA 94019


                            Orrell and Company, Inc.
                          120 Montgomery Street, #1230
                            San Francisco, CA 94104


                            Camborne Advisors, Inc.
                        10670 N. Central Expressway #405
                                Dallas, TX 75231

                                  DISTRIBUTOR
                            Syndicated Capital, Inc.
                            1299 Ocean Avenue, #210
                             Santa Monica, CA 90401
                                 1-800-251-1970

                                    COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                            McGladrey & Pullen, LLP
                                 555 5th Avenue
                               New York, NY 10017

                                   CUSTODIAN
                                Star Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45201

                         ADMINISTRATOR, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                          American Data Services, Inc.
                             24 West Carver Street
                              Huntington, NY 11743

TABLE OF CONTENTS

Fee Table.......................... 2
Summary............................ 2
Financial Highlights............... 5
Investment Objectives and Policies
  of the Monterey Mutual Funds..... 9
Investment Practices and Risks.....20
Principal Investment Restrictions..25
Management ........................26
How to Purchase Shares.............28
How to Redeem Shares...............32
Dividends and Tax Status...........34
Performance Information............35
General Information................36
Appendix...........................38





                              MONTEREY MUTUAL FUND

         Statement of Additional Information dated March __, 1997

             This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus of Monterey Mutual Fund (the "Trust") relating to the Murphy New World Technology Convertibles Series (the "Convertibles Fund") (formerly the Growth & Income Fund), the Camborne Government Income Series (the "Government Income Fund" or "Government Fund") (formerly the PIA-Monitrend Government Income Fund), the Orrell Gold Series (the "Gold Fund") (formerly the Gold
   Fund), the PIA Growth Series (the "Growth Fund") (formerly the Growth
   Fund), the Murphy New World Biotechnology Series (the "Biotechnology Fund") (formerly the Gaming & Leisure Fund), the Murphy New World Technology Series (the "Technology Fund"), the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund") (formerly the PIA Adjustable Rate Government Securities Fund), and the PIA Global Bond Series (the "Global Bond Fund"), dated February __, 1997; copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor", 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401. (In this Statement of Additional Information, the eight funds may be referred to collectively as "the Funds" or individually as "a Fund.")

             Prior to _______________, 1997, the Trust was known as Monitrend Mutual Fund.


                                TABLE OF CONTENTS

                                                     Cross-reference to
                                      Page           page in Prospectus

   Investment Objectives and Policies  B-3                 9

     Investment Restrictions           B-3                25

     Hedging Instruments               B-7                22

     Possible Tax and CFTC             B-8                26
      Limitations on Portfolio
      and Hedging Strategies

      Repurchase Agreements            B-9                24

      U.S. Government Securities       B-10               24

      Portfolio Turnover               B-13               23

   Management                          B-14               26

     PIA, Murphy, Orrell, Camborne     B-18               26
      and the Administrator

     Portfolio Transactions            B-21               28
      and Brokerage

     Distribution Plan                 B-23               31

   Net Asset Value                     B-27               31

   Shareholder Services                B-28               30

   Dividends and Tax Status            B-30               34

   General                             B-31               36

   Calculation of Performance Data     B-32               35

   Appendix                            B-34

   Description of Securities Ratings   B-37

   Financial Statements                B-39


                       Investment Objectives and Policies

             The investment objective of the Convertibles Fund is to maximize total return through a combination of capital appreciation and income; the investment objectives of the Government Income Fund are growth of capital, whether over the short- or long-term, income and preservation of capital; the investment objective of the Gold Fund is long-term growth of capital; the investment objective of the Growth Fund is long-term growth of capital; the investment objective of the Biotechnology Fund is long-term growth of capital; the investment objective of the Technology Fund is long-term growth of capital; the investment objectives of the Short-Term Government Fund are income with low volatility of principal; and the investment objective of the Global Bond Fund is income. The portfolio and strategies with respect to the composition of each Fund's portfolio are described in the Prospectus. The Convertibles Fund was called the Growth & Income Fund from December 2, 1994 through January __, 1997, the Summation Fund from March 30, 1993 through December 1, 1994, the Summation Index Fund from July 10, 1989, through March 30, 1993 and the Standard & Poor's 100 Index Fund prior to July 10, 1989. On May 31, 1991, a ninth series of the Trust, the Value Allocation Series, was merged with and into the Convertibles Fund. The Government Fund was called the PIA Monitrend Government Income Fund prior to December 13, 1996. The Orrell Gold Fund was called the Gold Fund prior to December 13, 1996. The PIA Growth Fund was called the Growth Fund prior to December 13, 1996. The Biotechnology Fund was called the Gaming & Leisure Fund prior to December 20, 1996. The Short-Term Government Fund was called the PIA Adjustable Rate Government Securities Fund prior to December 13, 1996. The New World Technology Fund was called the Technology Fund prior to December 13, 1996.

   Investment Restrictions

             The Trust has adopted the following restrictions applicable to the various Funds as indicated below (in addition to those indicated in the Prospectus) as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

             Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Gold Fund, the Growth Fund, the Biotechnology Fund, the Convertibles Fund, the Global Bond Fund and the Technology Fund may be invested without regard to this restriction and 25% of the total assets of the Government Fund and the Short-Term Government Fund may be invested without regard to this restriction.

        No Fund may:

             1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

             2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

             3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

             4. Make investments for the purpose of exercising control or management.

             5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

             6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

             7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

             8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

             9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Convertibles Fund, the Biotechnology Fund, the Technology Fund, the Global Bond Fund and the Short-Term Government Fund may borrow money as set forth in Investment Restriction No. 11).


             10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time, except that the Technology Fund may effect short sales to the extent set forth in the Prospectus and the Biotechnology Fund and the Convertibles Fund may effect short sales to the extent permitted by the 1940 Act.

             11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and the Convertibles Fund, the Biotechnology Fund, the Technology Fund, the Global Bond Fund and the Short-Term Government Securities Fund may borrow for investment purposes on a secured or unsecured basis as described in the Prospectus. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

             12. Buy or sell commodities or commodity contracts except futures and related options as described under "Investment Practices" in the Prospectus, or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities as described in the Prospectus are not considered real estate or interests in real estate.

             13. Participate on a joint or joint and several basis in any trading account in securities.

             14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Biotechnology Fund, the Convertibles Fund, the Gold Fund and the Global Bond Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

             15. Make loans, except through repurchase agreements and the loaning of portfolio securities by the Convertibles Fund, the Gold Fund, the Technology Fund, the Biotechnology Fund, the Global Bond Fund and the Short-Term Government Fund as described in the Prospectus.

             16. Purchase foreign securities or currencies; this restriction does not apply to the Gold Fund, the Growth Fund, the Technology Fund, the Biotechnology Fund, the Global Bond Fund, the Government Fund or the Convertibles Fund.

             It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits (which the Government Fund may not own); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to each Fund's investment adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the investment advisers to consider such factors as (i)the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   Hedging Instruments

             The various hedging instruments which the Funds may use are discussed in the Prospectus and below. The Appendix to this Statement of Additional Information contains further information as to the characteristics of, and the risks of transactions in, each of them.

             Call Options. Except for calls written on stock indices, when a Fund writes a call, it receives a premium and agrees to sell the related investments to a purchaser of a call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

             To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income. Except for calls on stock indices, when a Fund buys a call, it pays a premium and has the right to buy the related investments from a seller of a call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investments is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payments and the right to purchase the related investments.

             Calls on stock indices are similar to calls on equities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual equities. When a Fund writes a call on a stock index, it receives a premium and agrees that, during the call period, a purchaser of a call upon exercise of the call will receive from the Fund an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call, which amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of such difference. When a Fund buys a call on a stock index it pays a premium and has the same rights as to a writer of such a call as are indicated above as its obligation when it writes such a call. The multiplier for a call on a stock index performs a function similar to the unit of trading for a call on an equity. It determines the total dollar value per contract of each point in the difference between the exercise price of a call and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Calls on different indices may have different multipliers.

             Put Options. Except for puts on stock indices, when a Fund buys a put, it pays a premium and has the right to sell the related investments to a seller of a put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related equity below the exercise price by having the right to sell the equity through the exercise of the put. Puts on stock indices cannot be protective, as it is impossible to buy a stock index.

             Puts on stock indices are similar to puts on equities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual equities. When a Fund buys a put on a stock index, it pays a premium and has the right during the put period to require a seller of such a put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the stock index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, which performs the same function as described above for calls. Buying such a put permits the Fund, if cash is so deliverable to it during the period, either to resell the put or to require such delivery of cash. If such cash is not so deliverable, and, as a result the put is not exercised or resold (whether or not at a profit) the put will become worthless at its expiration date.

             When a Fund writes a put option it receives a premium and has the same obligations as to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

   Possible Tax and CFTC Limitations on Portfolio and Hedging Strategies

             The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. In order to so qualify, each Fund must, among other things, derive less than 30% of its gross income from the sale or other disposition of stock or securities (or options thereon) held less than three months. Due to this limitation, each Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call; (ii) the writing of calls on investments held less than three months; (iii) the writing or purchasing of calls or the purchasing of puts which expire in less than three months; (iv) effecting closing transactions with respect to calls written or purchased or puts purchased less than three months previously; and (v) exercising certain puts or calls held for less than three months.

             The use of Futures and options thereon to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position," and the use of such instruments to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Funds and the Trust from registration with the CFTC as a "commodity pool operator" as defined in the CEA. Under the restrictions, each Fund must use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions under the CEA, provided that nonhedging positions may be established if the initial margin and premiums required to establish such positions do not exceed 5% of a Fund's net assets, with certain exclusions as defined in the CFTC Rule.

   Repurchase Agreements

             Each Fund may enter into repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities". The Fund's investment adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

   U.S. Government Securities

             As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

             Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less.
   Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.

             U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

             Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

             Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely effected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

             The average life of a GNMA certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. Because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, statistics published by the Federal Housing Administration indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgage backing the vast majority of GNMA certificates, is approximately 12 years. Therefore, it is customary to treat GNMA certificates as 30-year mortgage backed securities which prepay fully in the twelfth year. Prepayments may increase when interest rates decline.

             Certain of the mortgage loans underlying the mortgage-backed securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs").

             There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

             The mortgage loans underlying other mortgage-backed securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

             Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

             Also included within the term U.S. Government securities are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks of varying maturities) to the extent that the principal of such deposits is insured by the Federal Deposit Insurance Corporation ("FDIC"); such deposits are referred to as "Insured Deposits." Such insurance is currently limited to $100,000 per bank; any interest above that amount is not insured. Insured Deposits may have limited marketability, and a Fund will invest in them only within the 10% or 15% limit mentioned above under "Investment Restrictions" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

   Portfolio Turnover

             See "Per Share Income and Capital Changes" and "Portfolio Turnover" in the Prospectus for the definition of a portfolio turnover rate and for information on the past rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year as a result of the presence or absence of the defensive investment positions taken by the investment adviser to the Fund. Such a variance was evidenced during the most recent three fiscal years where portfolio turnover was substantially higher for the Convertibles Fund in the fiscal year ended November 30, 1995 than in the fiscal year ended November 30, 1994 and substantially lower for the Gold Fund in the fiscal year ended November 30, 1995 than in the fiscal year ended November 30, 1994. With respect to the Convertibles Fund, portfolio turnover was higher in the fiscal year ended November 30, 1995 than the fiscal year ended November 30, 1994 because prior to February 1, 1995 the investment objective of the Convertibles Fund contemplated that it would hold a portfolio of common stocks substantially parallel to the Standard & Poor's 100 Index and hedging instruments, which hedging instruments were excluded for the purpose of calculating portfolio turnover. With respect to the Gold Fund portfolio, turnover was lower during 1995 than 1994 because of the lower volatility in the gold market in 1995 and because the investment approach of the Gold Fund's investment adviser during such year involved less trading than that of its predecessor. The Gold Fund changed investment advisers on August 18, 1995. The Biotechnology Fund anticipates that its portfolio turnover rate during the fiscal year ending November 30, 1997 will approximate 150%. Thereafter its portfolio turnover rate generally will not exceed 50%. The one year increase in the portfolio turnover rate will result from the sale of securities in the gaming and leisure sector and the purchase of securities in the biotechnology sector. Similarly the Convertibles Fund anticipates that its portfolio turnover rate during the fiscal year ending November 30, 1997 will approximate 150%. Thereafter its portfolio turnover rate generally will not exceed 50%. The one year increase in the portfolio turnover rate will result because of the change in investment advisers. The portfolio turnover rate for the Global Bond Fund generally will not exceed 200%.

                                   Management

        The Trustees and officers of the Trust are:



                                      Position with   Principal occupations
    Name and Address           Age    Fund            during past five years

    Joseph Lloyd McAdams,      51     Chairman and    Chairman of Pacific
    Jr.*                              Trustee         Income Advisers, Inc.;
    1299 Ocean Avenue                                 Chairman, Chief
    Suite 210                                         Executive Officer and
    Santa Monica, CA 90401                            President of
                                                      Syndicated Capital,
                                                      Inc.

    John Michael Murphy*       54     Trustee         President of Murphy
    2830 North Cabrillo                               Investment Management,
    Highway                                           Inc; President of
    Half Moon Bay, CA                                 Murenove, Inc., a
    94019                                             newsletter publisher.

    Ann Louise Marinaccio      57     Trustee         Sales associate for
    1 Norwood Road                                    Saks Fifth Avenue,
    Springfield, NJ  07081                            Short Hills, NJ.

    Robert I. Weisberg         50     Trustee         President of Fremont
    612 Ridge Road                                    Medical Financial
    Tiburon, CA  94920                                Services, Inc. and
                                                      Executive Vice
                                                      President of Fremont
                                                      Financial Corporation,
                                                      Santa Monica,
                                                      California since
                                                      January 1, 1996;
                                                      President of Pro-Care
                                                      Financial Group, Inc.,
                                                      Larkspur, California
                                                      from 1994-1995;
                                                      President of Towers
                                                      Financial Corporation,
                                                      New York, New York,
                                                      1993-1994; President
                                                      of Fleet Credit
                                                      Corporation,
                                                      Providence, Rhode
                                                      Island, 1985-1993.

    Beatrice P. Felix          37     Trustee         Real estate sales
    1011 4th Street, #218                             agent for Roland Land
    Santa Monica, CA                                  Realty since 1994;
    90403                                             real estate sales
                                                      agent for Prudential
                                                      Realty from 1991-1994.

    Heather U. Baines          54     President and   President and Chief
    1299 Ocean Avenue                 Treasurer       Executive Officer of
    Suite 210                                         Pacific Income
    Santa Monica, CA 90401                            Advisers, Inc.

    Kathie Hilton              49     Secretary       Administrative
    1299 Ocean Avenue                                 Assistant for Pacific
    Suite 210                                         Income Advisers, Inc.
    Santa Monica, CA 90401                            since 1994; prior
                                                      thereto owner of
                                                      Grizzly Products, a
                                                      seafood distributor.

   _________________________
   * "Interested" trustee, as defined in the 1940 Act.


             During the fiscal year ended November 30, 1996, the Trust paid its Trustees who are not affiliated with any of the investment advisers to the Funds or the Distributor fees aggregating $8,000. The Trust's standard method of compensating these trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust does not provide pension or retirement benefits to its trustees and officers.


                                                            Pension &
                                                            Retirement
                                                             Benefits
                                           Aggregate     Accrued as Part      Estimated     Total Compensation
                                         Compensation        of Fund       Annual Benefits  from Trust Paid to
    Name of Person, Position              from Trust         Expenses      upon Retirement       Trustees

    Joseph Lloyd McAdams, Jr.,                 0                0                 0                  0
    Chairman and Trustee

    Phillip R. Verrill,* Trustee               0                0                 0                  0

    Michael A. Licameli,* Trustee              0                0                 0                  0

    Ann Louise Marinaccio,* Trustee            0                0                 0                  0

    Robert I. Weisberg,* Trustee               0                0                 0                  0

    Stephen E. Cole,* Trustee               $4,000              0                 0               $4,000

    Howard Mann,* Trustee                   $4,000              0                 0               $4,000

    Beatrice Felix, Trustee                    0                0                 0                  0

    Heather U. Baines, President and           0                0                 0                  0
    Treasurer

    Kathy Hilton, Secretary                    0                0                 0                  0

   _________________

   * Ms. Marinaccio and Mr. Weisberg did not become trustees until December 13, 1996. Messrs. Verrill, Licameli, Cole and Mann were each trustees during some or all of the fiscal year ended November 30, 1996. Messrs. Verrill and Licameli were "interested" trustees, as defined in the 1940 Act.

             Set forth below are the names and addresses of all holders of shares of the Funds who as of December 13, 1996 beneficially owned more than 5% of a Fund's then outstanding shares.


                            Government Fund

             Name and Address of             Number of   Percent of
               Beneficial Owner               Shares       Class

    Dora Elena Walker, Trustee
    Hortense Daniel Evans Living Trust
    dated October 1, 1988
    9431 Friendly Woods Lane
    Whittier, California  90605               15,296       20.88%

    Pacific Income Advisers, Inc.
    1299 Ocean Avenue, Suite 210
    Santa Monica, California  90401           12,077       16.48%

    Donaldson, Lufkin & Jenrette
    Securities Corporation
    P.O. Box 2052
    Jersey City, New Jersey  07303             5,739        7.80%

    Richard K. Moore and
    Dorothy A. Moore
    8 Lorraine Avenue
    Binghampton, New York  13905               5,636        7.70%

                              Growth Fund

    Pacific Income Advisers, Inc.
    1299 Ocean Avenue, Suite 210
    Santa Monica, California  90401            8,082       22.18%
    Angelo Alberici and
    Rosemary Alberici
    4138 Maider Road
    Clay, New York  13041                      2,859        7.84%

    Donaldson, Lufkin & Jenrette
    Securities Corporation
    P.O. Box 2052
    Jersey City, New Jersey  07303             2,230        6.31%

                            Technology Fund

    Everett A. Turner
    114 Quail Hollow
    Martinez, California  94553                4,762       11.01%
    Jerry B. Torrance, Trustee
    and Carmen Ortiz, Trustee
    The Torrance-Ortiz Living Trust
    1176 Lone Pine Lane
    San Jose, California  95120                2,726        6.31%

    Alain B. Schreiber, M.D.
    P.O. Box 5005-26
    Rancho Santa Fe, California  92067         2,697        6.06%

    Timothy J. Brosz
    2525 N. Sheffield #1D
    Chicago, Illinois  60614
                                               2,435        5.60%

                       Short-Term Government Fund

    Syndicated Capital, Inc.
    FBO: United Food & Commercial Workers
    Arizona Health and Welfare Trust
    1299 Ocean Avenue, Suite 210
    Santa Monica, California  90401          1,605,340     78.39%

    Ahmet O. Alfi
    11 West Del Mar Blvd.
    Pasadena, California  91105               106,968       5.22%

                               Gold Fund

    Donaldson, Lufkin & Jenrette
    Securities Corporation
    P.O. Box 2052
    Jersey City, New Jersey  07303
                                              46,161       24.63%

    Zyrel Fox
    240 Greenwich Avenue
    Greenwich, Connecticut  06830             31,461       16.79%

                           Convertibles Fund

    James Lear
    100 Bush Street #1000
    San Francisco, California  94104           2,999        5.16%


   No other person owns of record or beneficially 5% or more of the outstanding securities of any Fund. By virtue of its stock ownership

   Syndicated Capital, Inc. is deemed to "control" the Short-Term Government Fund as that term is defined in the 1940 Act and the Trust. The shares owned by Donaldson, Lufkin & Jenrette Securities Corporation are owned of record only.

             All trustees and officers of the Trust as a group beneficially own the following securities of the Funds as of December 13, 1996:

    Name of Fund                 Number of Shares Percent of Class

    Government Fund                  12,077*           16.48%

    Growth Fund                       8,082*           22.18%

    Technology Fund                     0                 0

    Short-Term Government Fund     1,606,443**         78.44%

    Gold Fund                           0                 0

    Biotechnology Fund                  0                 0

    Convertibles Fund                   0                 0

   _________________________
   * Consists solely of shares owned by Pacific Income Advisers, Inc. which is controlled by Joseph Lloyd McAdams, Jr. and Heather U. Baines.
   ** Includes shares owned by Syndicated Capital, Inc. which is controlled by Joseph Lloyd McAdams, Jr.

   PIA, Murphy, Orrell, Camborne and the Administrator

             Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the Short-Term Government Fund, the Government Fund, the Growth Fund and the Global Bond Fund. Joseph Lloyd McAdams, Jr. and Heather U. Baines own all of the outstanding stock of PIA. Prior to December 13, 1996, Monitrend Investment Management, Inc. ("MIMI") was investment adviser to the Growth Fund and manager to the Short-Term Government Fund and Government Fund. Prior to December 13, 1996, Robert L. Bender, Inc. was sub-adviser to the Growth Fund.

             Murphy Investment Management, Inc. (formerly known as Negative Beta Associates, Inc.) ("Murphy") is the investment adviser to the Biotechnology Fund, the Technology Fund and the Convertibles Fund. John Michael Murphy and Ms. Gaye Elizabeth Morgenthaler own all of the outstanding stock of Murphy. Prior to December 13, 1996, MIMI was the investment adviser to the Technology Fund and Murphy was sub-adviser to the Technology Fund. Prior to December 20, 1996, MIMI was investment adviser to the Biotechnology Fund. Prior to January __, 1997, MidCap Associates, Inc. was the investment adviser to the Convertibles Fund and MIMI was sub-adviser to the Convertibles Fund.

             Orrell and Company, Inc. ("Orrell") is the investment adviser to the Gold Fund. Gregory M. Orrell is the President and sole shareholder of Orrell. Prior to December 13, 1996, MIMI was the investment adviser to the Gold Fund and from January 31, 1991 to August 17, 1996 was the sub-adviser to the Gold Fund. Kensington Capital Management, Inc. was investment adviser to the Gold Fund from January 31, 1991 to August 17, 1994.

             Camborne Advisors, Inc. ("Camborne") is the sub-adviser to the Government Fund. Camborne is a privately-held corporation which is wholly owned by Camborne Investment Corporation. Camborne became the sub-adviser to the Government Fund on December 13, 1996.

             Under the investment advisory agreements applicable to the Funds, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:

         Fund                  Fee Rate     Average Daily Net Assets

    Short-Term Government      0.20%        All asset levels
    Fund

    Biotechnology Fund         1.00%        All asset levels

    Convertibles Fund          0.625%       0 to $150 million
                               0.50%        $150 million to $250 million
                               0.375%       Over $250 million

    Government Fund            0.40%        All asset levels

    Gold Fund                  1.00%        0 to $50 million
                               0.875%       $50 million to $75 million
                               0.75%        $75 million to $100 million
                               0.625%       $100 million to $150 million
                               0.50%        $150 million to $250 million
                               0.375%       Over $250 million

    Technology Fund            1.00%        All asset levels

    Growth Fund                1.00%        0 to $50 million
                               0.875%       $50 million to $75 million
                               0.75%        $75 million to $100 million
                               0.625%       $100 million to $150 million
                               0.50%        $150 million to $250 million
                               0.375%       Over $250 million
    Global Bond Fund           0.40%%       All asset levels

   Pursuant to the sub-advisory agreement applicable to the Government Fund, PIA pays Camborne a fee computed daily and payable monthly, at an annual rate of 0.20% of the Government Fund's average daily net assets.

             Under the investment advisory agreements applicable to the Funds, the investment adviser thereto is responsible for reimbursing the applicable Fund to the extent necessary to permit the Fund to maintain the expense limitations set forth in the Trust's current prospectus. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable expense limitations are as follows:

         Fund                              Expense Limitation
    Short-Term Government Fund                   0.30%
    Biotechnology Fund                           2.44%
    Convertibles Fund                            2.44%
    Government Fund                              1.10%
    Gold Fund                                    2.44%
    Technology Fund                              2.44%
    Growth Fund                                  2.44%
    Global Bond Fund                             0.51%

   Pursuant to the sub-advisory agreement applicable to the Government Fund, Camborne will reimburse PIA if PIA is required to make reimbursement to the Government Fund.

             The Global Bond Fund did not commence operations until March __, 1997. As a result of expense limitations, all investment advisory, sub-advisory and management fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:

                                                          Reimbursements in
                              Fiscal Year                  Addition to Fee
    Fund                           End      Fees Waived        Waivers

    Government Fund               1996        $ 3,924          $41,485
                                  1995        $ 3,724          $39,367
                                  1994        $ 4,348          $43,657

    Short-Term Government         1996        $18,898          $21,965
    Fund                          1995        $ 7,978          $26,878
                                  1994        $ 1,226          $ 9,448

    Growth Fund                   1996        $ 5,136          $43,620
                                  1996        $ 5,226          $41,794
                                  1994        $ 8,635          $43,697

    Gold Fund                     1996        $12,617          $35,235
                                  1995        $ 4,929          $44,462
                                  1994        $21,634          $46,007

    Convertibles Fund             1996        $ 9,258          $33,053
                                  1995        $ 9,067          $43,437
                                  1994        $11,830          $45,254

    Biotechnology Fund            1996        $ 4,318          $39,312
                                  1995        $ 8,098          $37,592
                                  1994        $11,828          $21,409

    Technology Fund               1996        $ 5,774          $41,127
                                  1995        $ 2,629          $40,101
                                  1994        $ 2,036          $15,861

   All reimbursements made with respect to the Short-Term Government Fund were made by PIA. With respect to the other Funds, all reimbursements made during the fiscal years ended November 30, 1994 and November 30, 1995 were made by MIMI. During the fiscal year ended November 30, 1996, PIA reimbursed to the Growth Fund and the Short-Term Government Fund for excess expenses. Murphy reimbursed the Convertibles Fund, the Biotechnology Fund and the Technology Fund, and Orrell reimbursed the Gold Fund.

             Each investment advisory agreement and the sub-advisory agreement provides that the investment adviser or the sub-adviser, as the case may be, shall not be liable to the Fund in question for any error of judgment by the investment adviser or the sub-adviser or for any loss sustained by that Fund except in the case of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.


             During the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994, the Trust's Administrator, American Data Services, Inc., received the following fees from the Funds:

    Fund                            1996        1995        1994

    Convertibles Fund             $14,407     $18,274     $14,116
    Government Fund               $15,582     $16,671     $14,076
    Gold Fund                     $16,325     $13,939     $16,621
    Growth Fund                   $15,637     $14,704     $13,431
    Biotechnology Fund            $15,841     $14,954     $ 3,454
    Technology Fund               $16,238     $14,026     $   784
    Short-Term Government Fund    $15,435     $ 9,773     $   600


   Portfolio Transactions and Brokerage

             Under each investment advisory agreement, the investment adviser thereto is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the investment advisers are subject to the control of the Trust's Board of Trustees, as are all of the activities of the investment advisers under the investment advisory agreements. The primary consideration of the investment advisers in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund in question may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the investment adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

             In selecting a broker-dealer to execute each particular transaction, the investment adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealers; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the investment adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the investment adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the investment adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Trust or other accounts for which the investment adviser has investment discretion. The investment advisers are further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the investment adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the investment adviser shall determine and the investment adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The investment advisers are authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

             The investment advisory agreements permit the investment adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if they reasonably believe the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr. In the Agreements, the term "broker" and "broker-dealer" includes futures commission merchants.

             Neither the Short-Term Government Fund nor the Government Fund paid any brokerage commissions during the three fiscal years ended November 30, 1996. During the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994 the Gold Fund paid brokerage commissions of $15,150, $6,807 and $22,812, respectively, and the Convertibles Fund paid brokerage commissions of $9,158, $14,152 and $2,530, respectively. During the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994, the Growth Fund paid brokerage commissions of $1,452, $2,145 and $3,271, respectively. During the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994 the Biotechnology Fund paid brokerage commissions of $1,140, $1,411 and $4,721, respectively, and the Technology Fund paid brokerage commissions of $5,204, $1,550 and $2,262, respectively. All of the brokers to whom commissions were paid provided research services to the Fund's investment advisers.

             The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional areas and information assisting the Fund in the valuation of its investments.

   Distribution Plan

             The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

             The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and (iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the Trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.

             The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed, in that fiscal year of the Trust, the aggregate of 0.99% of the daily net assets of the Gold Fund and the Growth Fund; 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund and the Convertibles Fund; 0.10% of the daily net assets of the Government Fund; and 0.05% of the daily net assets of the Short-Term Government Fund in that fiscal year; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. (The Global Bond Fund will not make any payments pursuant to the Plan.) The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but the Distributor shall bear any Permitted Payments beyond such limits.

             The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursement or payment of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 0.99% of the daily net assets of the Gold Fund and the Growth Fund; 0.25% of the daily net assets of the Biotechnology Fund, the Technology Fund and the Convertibles Fund; 0.10% of the daily net assets of the Government Fund; and 0.05% of the daily net assets of the Short-Term Government Fund in such year and the Distributor shall bear any such expenses beyond such limit. As indicated above, no payments under the Plan will be made by the Global Bond Fund. No such reimbursement may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

             The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

             The Plan also states that it is recognized that the costs of distribution of the Trust's shares are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portions of sales charges on Trust shares retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the common owners of the Distributor and any investment adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including Trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

             The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

             The aggregate Permitted Payments and Permitted Expenses paid or accrued by the Government Fund, the Gold Fund, the Convertibles Fund, the Growth Fund, the Biotechnology Fund, the Technology Fund and the Short-Term Government Fund during the fiscal year ended November 30, 1996 were $795, $11,658, $11,998, $4,103, $2,576, $5,154 and $2,377, respectively.
   Of such amounts $10,678 was paid to Qualified Recipients and the remaining $27,983 was paid $23,445 to Pallas Financial Corporation, the distributor of each of the Funds until April 30, 1996 and $4,538 to Syndicated Capital, Inc., the distributor of the Funds thereafter.

             The Plan was approved (i) by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan; and (ii) by a vote of holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of each Fund. The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

                                Net Asset Value

             In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ Stock Market are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.

             When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                              Shareholder Services

             Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Growth Fund, the Gold Fund or the Government Fund. All shares of any of the Growth Fund, the Gold Fund or the Government Fund previously purchased and still owned are also included in determining the applicable reduction.

             A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Growth Fund, the Gold Fund or the Government Fund over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

             The Statement of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of a Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

             Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly checks in any amount not less than $100 (which amount is not necessarily recommended).

             Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

             Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

             Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may invest $2,500 or more in a Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Gold Fund, the Growth Fund and the Government Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

             Pre-authorized Check Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Distributor to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized check is issued. The shareholder will receive a confirmation from the Fund, and the checking account statement will show the amount charged. The form necessary to begin this service is available from the Distributor.

             Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

             For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

             Investments at Net Asset Value. The Trust permits investors to purchase shares of the Gold Fund, the Growth Fund and the Government Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. (All purchases of the Technology Fund, the Biotechnology Fund, the Convertibles Fund, the Short-Term Government Fund and the Global Bond Fund are at net asset value.) The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Funds.

             As stated in the Prospectus, the Gold Fund, the Government Fund and the Growth Fund may sell shares at net asset value to officers and Trustees of the Trust and certain other affiliated persons and members of their families as well as customers of PIA, Murphy, Orrell, Camborne and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers, certain investment advisers on behalf of their discretionary accounts, segregated accounts of credit unions and/or their members through associated accounts and segregated accounts of banks, savings and loan associations and other banking institutions. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.


             Former shareholders of the Gold Fund, the Growth Fund and the Government Fund may also purchase shares of the Gold Fund, the Growth Fund and the Government Fund at net asset value up to an amount not exceeding their prior investment in all of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.

                            Dividends and Tax Status

             If the Trust's management, in its sole discretion, deems it in the best interest of the Gold Fund, the Biotechnology Fund, the Global Bond Fund, the Convertibles Fund or the Technology Fund and their respective shareholders to do so, such Funds may each invest more than 50% of its total assets in securities of foreign corporations. In that case, such Funds will be able to elect to take advantage of the provisions of
   Section 853 of the Code. Under the provisions of Section 853, a shareholder will be treated as receiving an additional distribution from the Fund in the amount indicated in a notice furnished to him as his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. However, the shareholder may, subject to certain limitations, take the amount of such foreign taxes withheld as a credit against his federal income tax (including the alternative minimum tax) or, alternatively, may treat the foreign tax withheld as a deduction from his gross income in computing his taxable income if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had directly owned the foreign securities and had paid foreign income tax on the income therefrom. Such foreign tax credit is subject to certain limitations, and each shareholder is referred to his tax adviser with respect to the availability of the foreign tax credit to him.

                                     General

             The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. The share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with the Funds) each of which has separate assets and liabilities (in which case any such class would have a designation including the word "Series"). Shares of each class (including the Funds) are entitled to vote as a class only to the extent required by the 1940 Act or as permitted by the Trustees. Income and operating expenses are allocated fairly among the classes by the Trustees.

             The Funds' custodian, Star Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. American Data Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

             The Trust's independent accountants, McGladrey & Pullen, LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

             During the three fiscal years ended November 30, 1996, the aggregate dollar amount of sales charges on the sales of shares of the Funds and the amount retained by the Fund's distributor were as follows:

                                                             Years Ended November 30
                                            1996                       1995                       1994
                                    Sales        Amount         Sales        Amount        Sales       Amount
    Fund                           Charge       Retained       Charge       Retained      Charge      Retained

    Short-Term Government Fund     $    63       $   39        $    0         $  0        $    0       $    0

    Government Fund                $     0       $    0        $2,291         $201        $    4       $    4

    Gold Fund                      $22,796       $5,788        $   29         $  3        $  290       $  290

    Convertibles Fund              $   103       $   12        $  135         $ 15        $   79       $   79

    Growth Fund                    $ 1,841       $  316        $  502         $ 67        $  241       $  241

    Biotechnology Fund             $   123       $   44        $  445         $ 65        $1,517       $1,517

    Technology Fund                $ 3,372       $  414        $  158         $ 17        $  196       $  196


                         Calculation of Performance Data

   Convertibles Fund

   Average annual total return:
     for the one-year period ended November 30, 1996:                  18.88%
     for the five-year period ended November 30, 1996:                  6.58%
     for the period February 5, 1988 - November 30, 1996:               4.71%

   Government Fund

   Average annual total return:
     for the one-year period ended November 30, 1996:                 (1.24)%
     for the five-year period ended November 30, 1996:                  4.63%
     for the ten-year period ended November 30, 1996:                   4.48%

   Gold Fund

   Average annual total return:
     for the one-year period ended November 30, 1996:                  33.96%
     for the five-year period ended November 30, 1996:               (11.18)%
     for the period February 5, 1988 - November 30, 1996:             (8.39)%

   Growth Fund

   Average annual total return:
    for the one-year period ended November 30, 1996:                   22.05%
    for the period April 1, 1992 - November 30, 1996:                  10.03%

   Biotechnology Fund

   Average annual total return:
    for the one-year period ended November 30, 1996:                    1.88%
    for the period October 20, 1993 - November 30, 1996:              (4.87)%

   Technology Fund

   Average annual total return:
    for the one-year period ended November 30, 1996:                   20.63%
    for the period October 20, 1993 - November 30, 1996:               13.17%

   Short-Term Government Fund

   Average annual total return:
    for the one-year period ended November 30, 1996:                    6.20%
    for the period April 22, 1994 - November 30, 1996:                  6.23%

             Average total return is calculated according to the following formula:
              n
        P(1+T) =ERV

   where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

             The Government Fund's yield for the one-month period ended November 30, 1996 was 4.45% and the Short-Term Government Fund's yield for the one month period ended November 30, 1996 was 5.34%. Yields will fluctuate as market conditions change. The yield of the Government Fund and the Short-Term Government Fund is calculated according to the following formula:

                               a-b
             YIELD     =    2[(--- + 1)6 - 1]
                               cd

             Where:         a =  interest earned during the period.

                            b =  expenses accrued for the period (net of
                                 reimbursements).

                            c =  the average daily number of shares
                                 outstanding during the period that were
                                 entitled to receive dividends.

                            d = the maximum offering price per share on the last day of the period.

             All of the foregoing information (total return and yield) reflect expense reimbursements made to the Funds.

                                    Appendix

   Options on Securities

             An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to a seller, or "writer," of a call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to a writer of a put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

             One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

   Stock Index Futures and Debt Futures

             A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market -- a futures exchange -- that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level.

             To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

             One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the prospect that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the investment adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

             It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

   Options on Stock Index Futures and Debt Futures

             Options on Futures are similar to options on stocks, except that the related investment is not a stock, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

             The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

   Stock Index Options

             Options on stock indices are based on the same principles as listed stock options, described above. The main difference is that the underlying instrument is a stock index, rather than an individual stock. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

             A variety of index options are currently available, and proposals for several more are pending. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others, particularly the newer options, involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge a Fund's portfolio, the investment adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Fund's portfolio.

             In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Fund's portfolio may decline between the time that a call written by that Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If a Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Fund exercises the option and the market closing.

   Limitations on Options and Futures

             Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

                        Description of Securities Ratings

             As set forth in the Prospectus, each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or better by Standard & Poor's Corporation ("Standard & Poor's) or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

             Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

             A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

             A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

             A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

             Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

             Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

             Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -    Leading market positions in well-established industries.

        -    High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

             Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS


             The following financial statements are incorporated by reference to the Annual Report, dated November 30, 1996 of the Trust (File
   No. 811-4010) as filed with the Securities and Exchange Commission on ____________, 1996:

             -    Schedule of Investments for each Fund
             -    Statement of Assets and Liabilities
             -    Statement of Change in Net Assets for each Fund
             -    Statement of Operations for each Fund
             -    Notes to Financial Statements
             -    Financial Highlights for each Fund
             -    Independent Auditor's Report


                                     PART C
                                OTHER INFORMATION

   Item 24.  Financial Statements and Exhibits.

             (a)  Financial Statements:

             The following financial statements for the Growth & Income Fund (now the Convertibles Fund) are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November 30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report

             The following financial statements for the Government Fund are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November
                  30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report

             The following financial statements for the Gold Fund are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November
                  30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report


             The following financial statements for the Growth Fund are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November
                  30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report

             The following financial statements for the Gaming Fund (now the Biotechnology Fund) are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November
                  30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report

             The following financial statements for the Technology Fund are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30, 1996 Statement of Changes in Net Assets for the years ended November
                  30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30, 1996 Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report


             The following financial statements for the Adjustable Rate Fund (now the Short-Term Government Fund) are incorporated by reference into the Statement of Additional Information constituting Part B of this Registration Statement.

        Audited Financial Statements

             Schedule of Investments as of November 30, 1996
             Statement of Assets and Liabilities as of November 30,
               1996
             Statement of Changes in Net Assets for the year ended
               November 30, 1996 and November 30, 1995
             Statement of Operations for the year ended November 30,
               1996
             Notes to Financial Statements
             Financial Highlights
             Independent Auditor's Report


             (b)  Exhibits:

                  (1)  (a)  Declaration of Trust(1)
                       (b)  Supplemental Declaration of Trust(2,3)

                  (2)       By-laws(1)

                  (3)       Specimen stock certificate(4)

                  (4)       Not applicable

                  (5)  (a)  Investment Advisory Agreement (Short-Term
                            Government Fund)
                       (b)  Investment Advisory Agreement (Global Bond Fund)
                       (c)  Investment Advisory Agreement (Gold Fund)
                       (d)  Investment Advisory Agreement (Biotechnology
                            Fund)
                       (e)  Investment Advisory Agreement (Technology Fund)
                       (f)  Investment Advisory Agreement (Convertibles Fund)
                       (g)  Investment Advisory Agreement (Growth Fund)
                       (h)  Investment Advisory Agreement (Government Fund)
                       (i)  Sub-Advisory Agreement (Government Fund)

                  (6)  (a)  Distribution Agreement(7)
                       (b)  Selling Group Agreement(7)

                  (7)       Not applicable

                  (8)       Custodian Agreement(6)

                  (9)       Administration Agreement(6)

                  (10)      Opinion and Consent of Cole & Deitz(2)

                  (11) Consent of McGladrey & Pullen, LLP (To be filed by amendment)

                  (12)      Not applicable

                  (13)      Investment letters(2)

                  (14)      Individual Retirement Account Application(2)

                  (15)      Revised Distribution Plan(5)

                  (16) Schedule for computation of performance data contained in Part B(7)

                  (17)      Financial Data Schedule (7)

                  (18)      None

   _____________________

   (1) Previously filed as an exhibit to the Registration Statement on Form N-1A (File No. 2-90810) and incorporated by reference thereto.

   (2) Previously filed as an exhibit to Pre-effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto.

   (3) Previously filed as an exhibit to Post-effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto.

   (4) Previously filed as an exhibit to Post-effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto.

   (5) Previously filed as an exhibit to Post-effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto.

   (6) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement and incorporated by reference thereto.

   (7) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto.

   Item 25.  Persons Controlled by or under Common Control with Registrant.

             As of December 13, 1996, Registrant was not controlled by or under common control with any other person.

   Item 26.  Number of Holders of Securities.

             At December 13, 1996, the record holders of each class of shares of beneficial interest of the Registrant were as follows:


                  (1)                               (2)
             Title of Class                Number of Record Holders

   Government Series                                 46
   Gold Series                                      200
   Convertibles Series                              304
   Growth Series                                    127
   Biotechnology Series                              87
   Technology Series                                 76
   Short-Term Government Series                      22
   Global Bond Series                                 0

   Item 27.  Indemnification.

             Section 12 of Article SEVENTH of Registrant's Declaration of Trust, states as follows:

             "(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

             "(i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

             (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

             (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

             (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

             (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.

             "(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct."

             "(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither "interested persons", as defined in the 1940 Act nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated."

             "(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding."

             "(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act."

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Item 28.  Business and Other Connections of Investment Adviser.

             Pacific Income Advisers, Inc. ("PIA") is the investment adviser of Registrant's Short-Term Government, Growth, Government and Global Bond portfolios. Orrell and Company, Inc. ("Orrell") is the investment adviser to Registrant's Gold portfolio. Murphy Investment Management, Inc. ("Murphy") is the investment adviser to Registrant's Biotechnology, Technology and Convertibles portfolios. Camborne Advisors Inc. ("Camborne") is the sub-adviser to Registrant's Government portfolio. For information as to the business, profession, vocation or employment of a substantial nature of PIA, Orrell, Murphy, Camborne and their directors and officers, reference is made to Part B of the Registration Statement.

   Item 29.  Principal Underwriters.

             Syndicated Capital, Inc. is the distributor of the shares of the Registrant.

             (a)  Not applicable

             (b) The officers and directors of Syndicated Capital, Inc. are as follows:

   ___________________________________________________________________

         (1)                     (2)                       (3)
   Name and Principal     Positions and Offices    Positions and Offices
   Business Address         with Underwriter          with Registrant
   ___________________________________________________________________

   Joseph Lloyd McAdams, Jr.     Chairman,               Chairman
   1299 Ocean Avenue             CEO and                and Trustee
   Suite 210                     President
   Santa Monica, CA 90401

             (c)  Not applicable

   Item 30.  Location of Accounts and Records.

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by Registrant's Administrator and all other records will be maintained by the Custodian.

   Item 31.  Management Services.

             Not applicable.

   Item 32.  Undertakings.

             Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             Registrant undertakes to file a post-effective amendment to this Registration Statement within four to six months of the effective date of this Post-Effective Amendment which will contain financial statements (which need not be certified) of the Global Bond Fund as of and for the time period reasonably close to the date of such post-effective amendment.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 13th day of December, 1996.

                                 Monterey Mutual Fund
                                 (Registrant)



                                 By:   /s/ Joseph Lloyd McAdams, Jr.
                                       Joseph Lloyd McAdams, Jr.
                                       Chairman

             Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                          Title               Date

    /s/ Joseph Lloyd McAdams,Jr.   Principal Executive,     Dec. 13, 1996
    Joseph Lloyd McAdams, Jr.         Financial and
                                  Accounting Officer and
                                         Trustee


                                         Trustee            Dec. __, 1996
    Stephen E. Cole

    /s/ Howard Mann                      Trustee            Dec. 12, 1996
    Howard Mann


                                         Trustee            Dec. __, 1996
    Phillip R. Verrill


    /s/ Beatrice P. Felix                Trustee            Dec. 13, 1996
    Beatrice P. Felix

                                  EXHIBIT INDEX

   Exhibit No.                   Exhibit                             Page No.

       (1)             Declaration of Trust, as supplemented*

       (2)             Registrant's By-Laws, as amended*

       (3)             None

       (4)             Specimen Stock Certificate*

       (5)(a)          Investment Advisory Agreement
                       (Short-Term Government Fund)

          (b)          Investment Advisory Agreement
                       (Global Bond Fund)

          (c)          Investment Advisory Agreement
                       (Gold Fund)

          (d)          Investment Advisory Agreement
                       (Biotechnology Fund)

          (e)          Investment Advisory Agreement
                       (Technology Fund)

          (f)          Investment Advisory Agreement
                       (Convertibles Fund)

          (g)          Investment Advisory Agreement
                       (Growth Fund)

          (h)          Investment Advisory Agreement
                       (Government Fund)

          (i)          Sub-Advisory Agreement
                       (Government Income Fund)

       (6)             Distribution and Selling Agreements

       (7)             None

       (8)             Custodian Agreement*

       (9)             Administration Agreement*

      (10)             Opinion and Consent of Counsel*

      (11)             Consent of McGladrey & Pullen, LLP**

      (12)             None

      (13)             Investment Letters*

      (14)             Individual Retirement Account
                        Application*

      (15)             Distribution Plan*

      (16)             Schedule for Computation of
                        Performance Data Contained in
                        Part B*

      (17)             Financial Data Schedule*

      (18)             None


   __________________

   *    Incorporated by reference
   **   To be filed by amendment